UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-04982

Heartland Group, Inc.

(Exact name of registrant as specified in charter)

790 North Water Street, Suite 1200, Milwaukee, WI	53202
(Address of principal executive offices)	(Zip code)

Nicole J. Best

Heartland Group, Inc., 790 North Water Street, Suite 1200, Milwaukee, WI 53202

(Name and address of agent for service)

Ellen Drought

Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, WI 53202-5615

(With a copy to:)

Registrant’s telephone number, including area code: (414) 347-7777

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)	Report of Stockholders

HEARTLAND FUNDS
AMERICA'S VALUE INVESTOR®

Consistent Discipline, Fundamental Value

ANNUAL REPORT

December 31, 2023

Mid Cap Value Fund

Value Plus Fund

Value Fund

A MESSAGE FROM OUR PRESIDENT AND CEO	1

HEARTLAND MID CAP VALUE FUND
Management’s Discussion of Fund Performance	2

HEARTLAND VALUE PLUS FUND
Management’s Discussion of Fund Performance	4

HEARTLAND VALUE FUND
Management’s Discussion of Fund Performance	6

THE HEARTLAND FAMILY OF EQUITY FUNDS
Additional Fund Characteristics	8

FINANCIAL STATEMENTS
Schedules of Investments	10
Statements of Assets and Liabilities	15
Statements of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	28

ADDITIONAL INFORMATION
Federal Income Tax Information	29
Expense Examples	30
Other Information	30
Definitions and Disclosures	31
Information Regarding Executive Officers and Directors	32

“We are not excited about owning the S&P 500 at a market weight. It is dominated today by seven stocks that are correlated with each other, and they are all super expensive as a starting point.”

—Lisa Shalett, CIO Morgan Stanley Wealth Management

Dear Fellow Shareholders,

A year dominated by mega cap tech stocks ended with a ferocious rally in small value. Is this the big turn we’ve been waiting for?

In late October, after investors seemed to embrace a Goldilocks narrative that inflation isn’t too hot, the economy isn’t too cold, and the Federal Reserve will stick a “soft landing,” the Russell 2000® Index surged, outpacing the gains for the S&P 500. That performance also beat the Magnificent 7, the giant tech stocks that accounted for much of the broad market’s gains in 2023. Better still, small value has been beating growth throughout this stretch.

For the six months ended December 31, 2023, the Russell 2000® Value Index is up 11.9%, ahead of the 4.5% gains for the Russell 2000® Growth Index and the 8.0% return for the S&P 500.

It may be too soon to tell whether this is the official start of market leadership broadening out and pivoting to areas that have been left behind. But here’s what we know:

•	After a year dominated by mega-cap tech, the area we focus on is long overdue for a catch up.

•	With large stocks trading at around 18 times 2024 earnings, there seems to be less risk and more opportunity in the small- and mid-cap spaces.

•	The surprising rally for small value demonstrates the risk of blindly following conventional wisdom and buying into crowded trades, including the one that says Federal Reserve officials will start cutting rates aggressively in 2024, justifying lofty multiples for large-cap growth.

There’s something else we know: The impact of monetary policy generally comes with a lag, so it would be risky to discount the possibility of surprises in the coming months that might complicate this script.

This is why we agree with Lisa Shalett of Morgan Stanley Wealth Management: The market-weighted S&P 500 is wholly unattractive to us. Instead, we believe this is an environment where active value managers can shine by going against the crowd and identifying overshadowed smaller names that can thrive regardless of the backdrop.

We don’t know for certain if the economy is out of the woods just yet, or if the six interest rate cuts being forecast for 2024 by the futures market will come to fruition. If conventional wisdom is wrong and rates stay higher for longer, undervalued shares should hold up better than expensive mega-cap tech. On the other hand, should a soft landing materialize, attention will likely turn to small stocks in the early stages of the next cycle. And after historically narrow breadth in the market last year, we believe the best opportunities ahead lie where valuations are most attractive.

The rebound in small value late in the year gives us hope. We also find comfort in the process established by our 10 Principles of Value InvestingTM, which should lead us to well-managed, financially sound businesses with competitive advantages that position them well in both good and bad times.

Sincerely,

Will Nasgovitz

President and Chief Executive Officer

PORTFOLIO MANAGEMENT TEAM	Colin P. McWey, CFA Will R. Nasgovitz Troy W. McGlone, CFA

MANAGEMENT REPORT

The ‘soft landing’ narrative that began to coalesce in the equity markets earlier in 2023 gained momentum in the fourth quarter, as fixed income investors joined the fray and embraced the notion that a Goldilocks economic scenario may be at hand. This resulted in another round of risk-taking, which sent the Russell Midcap® Index surging almost 20% from Oct. 27 through the end of the year.

The Heartland Mid Cap Value Fund Investor Class finished the second half of 2023 up approximately 5.0%, trailing the Russell Mid-Cap® Value Index Investor Class, which gained 7.1%. Part of that underperformance was driven by names we don’t own, thanks to the big bounce that speculative and highly leveraged stocks have enjoyed since late October. That said, stock selection was the chief reason why the Mid Cap Value Fund outperformed for the full year, posting returns of 13.4% in 2023 versus 12.7% gains for the benchmark.

While the market’s attention within the mid-cap space was geared toward growth in the second half of the year, we have built our portfolio for the long term by focusing on bottom-up stock selection. We overlay a two-bucket approach on our 10 Principles of Value InvestingTM by seeking to own both high-quality companies trading at decent bargains (“quality-value”) and deeply discounted companies that have produced poor economic returns over time (“deep-value”).

An example of a quality value company is Northern Trust (NTRS). A big beneficiary of the soft-landing narrative has been Financials, especially highly levered, low-quality companies. While we are underweight the sector, Northern Trust is an example of a quality-value financial with less credit risk exposure than its peers.

NTRS operates two independent financial services businesses. Its Asset Servicing (AS) segment provides a full range of back-office services including custody, fund administration, and investment operations outsourcing to institutional investors globally. Its Wealth Management (WM) segment provides wealth advisory services to high-net-worth individuals and families, business owners, and privately held businesses. Through these operations, Northern Trust generates more than 70% of its revenue from fees, far more than a traditional bank.

The past two years, however, have been challenging for the business model. First, the AS segment is a labor-intensive operation, and the combination of wage inflation and downward pressure on asset values in 2022 caused outsized margin pressure. At the same time, the interest rate Northern Trust must pay for client deposits is closely tied to the Fed Funds rate. Rising short-term rates since 2022 led to deposits moving into alternative options including money market funds and Treasury bills. As a result, Northern Trust’s balance sheet has shrunk by around 15% since its peak in 2022, which in turn drove net interest income down throughout 2023.

We believe net interest income headwinds are moderating as the Federal Reserve monetary policy stance has turned neutral to accommodative. Meanwhile, Northern Trust’s modest credit risk allows for more clarity of normalized earnings power relative to a traditional bank. NTRS trades at a price/earnings ratio of 14.9, based on next 12 month profits. That’s below its 20-year median multiple of more than 16, even after consensus earnings forecasts have fallen around 30% from their 2022 peak, making NTRS an attractive long-term opportunity.

Another example is Centene Corporation (CNC). The giant managed health insurance provider—which provides coverage to 25 million Americans, including 14 million Medicaid enrollees in 29 states— underperformed for much of 2023. CNC faces reimbursement headwinds including a reduction in its 2024 Medicare Advantage premiums and higher healthcare utilization from the return of elective procedures.

But the stock has been rebounding since September. In the past, CNC’s operational execution lacked the consistency of other large, premier managed care companies in the U.S. However, the company upgraded its entire executive leadership team in recent years with industry veterans that have a track record of success.

CNC trades at just 11 times 2024 earnings, despite enjoying a 12-15% EPS growth rate. That pace will likely take a breather this year, thanks to Medicare reimbursement headwinds. But it should resume after 2024, with encouraging margin expansion and earnings growth prospects for years to come.

In theory, Cable One (CABO), a broadband provider with a focus on rural markets in the Midwest, Northwest, and Southeast, should have rallied toward the end of the year as long-term interest rates began to fall. But 2023 turned out to be a challenging year for broadband providers all around, including CABO, whose shares are down more than 15% since mid-October.

Thanks to rising rates between January and late October, the number of families moving fell to a multi-year low, as existing home sales sank to 2010 levels. This is an important metric since every move creates an opportunity for companies like CABO to win new customers. The fact that mortgage rates have fallen from 8% at the start of November to approximately 7% today provides some relief but borrowing costs have not fallen enough to trigger a recovery in moves.

Management is reacting to the soft environment by testing new lower price offerings capable of attracting a new customer base. Longer term, moving activity should rebound, resulting in better customer acquisition opportunities. Meanwhile, the stock trades at 7.2 times Enterprise Value to EBITDA, with industry leading profitability.

Our goal is to create consistent, lasting value for our shareholders over the long term. We cannot predict whether the soft-landing narrative will prove true at the end of the day. We simply believe that a balanced approach, which leaves open the possibility that the Goldilocks scenario could turn out to be right or wrong, is the wisest way to approach any market.

CFA® is a registered trademark owned by the CFA Institute.

FUND SUMMARY

Average Annual Total Returns as of December 31, 2023	Inception Date	One Year	Three Years	Five Years	Since Inception
Investor Class (HRMDX)	10/31/14	13.37%	12.10%	13.55%	9.34%
Institutional Class (HNMDX)	10/31/14	13.72%	12.39%	13.82%	9.61%
Russell Midcap® Value Index	—	12.71%	8.36%	11.16%	7.72%

Index Source: FactSet Research Systems, Inc., and Russell®.

In the prospectus dated 5/1/23, the Net Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Investor and Institutional Class are 1.10% and 0.85%, respectively. The Advisor has contractually agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Net Annual Operating Expenses do not exceed 1.10% of the Fund’s average daily net assets for the Investor Class and 0.85% for the Institutional Class, through at least 4/5/2025, and subject thereafter to annual reapproval of the agreement by the Board of Directors. Without such waiver and/or reimbursements, the Gross Fund Operating Expenses would be 1.16% and 1.04% for the Investor and Institutional Class, respectively.

Past performance does not guarantee future results. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION —
10/31/14 — INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector and Industry classifications are sourced from GICS®. The Global Industry Classification Standard (GICS®) is the exclusive intellectual property of MSCI Inc. (“MSCI”) and S&P Global Market Intelligence (“S&P”). Neither MSCI, S&P, their affiliates, nor any of their third party providers (“GICS Parties”) makes any representations or warranties, express or implied, with respect to GICS or the results to be obtained by the use thereof, and expressly disclaims all warranties, including warranties of accuracy, completeness, merchantability, and fitness for a particular purpose. The GICS Parties shall not have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of such damages.

INVESTMENT GOAL

The Fund seeks long-term capital appreciation and modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks long–term capital appreciation. It invests in mid-size, dividend paying companies with a market cap range defined by the Russell Midcap® Index. The Fund utilizes Heartland’s disciplined and time–tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests in a smaller number of stocks (generally 40 to 60) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. The Fund also invests in mid-sized companies on a value basis. Mid-sized securities generally are more volatile and less liquid than those of larger companies. There is no assurance that dividend-paying stocks will mitigate volatility. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO STATISTICS

Number of holdings (excludes cash equivalents)	48
Net assets	$627.6 mil.
NAV (Investor Class)	$13.77
NAV (Institutional Class)	$13.85
Median market cap	$13.5 bil.
Weighted average market cap	$18.5 bil.

TOP TEN HOLDINGS — % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

NOV, Inc.	4.7%
Centene Corp.	4.3
Northern Trust Corp.	4.2
Teradata Corp.	4.1
Quest Diagnostics, Inc.	3.9
JB Hunt Transport Services, Inc.	3.9
Public Storage	3.6
Cal-Maine Foods, Inc.	3.1
Perrigo Co. PLC	3.0
Stericycle, Inc.	2.9

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 12/31/2023.

PORTFOLIO MANAGEMENT TEAM	Brad A. Evans, CFA Andrew J. Fleming, CFA

MANAGEMENT REPORT

There comes a point in every cycle when it becomes exceedingly difficult to be a contrarian, requiring every ounce of discipline to stay true to one’s principles. That’s where we found ourselves toward the end of 2023.

As investors bought into a Goldilocks narrative for the economy and embraced the notion that they could have their cake (moderating inflation) and eat it too (ongoing growth), the wall of worry that every market must climb seemed to evaporate. In late October, small-, mid-, and large-cap stocks surged, led by speculative, highly leveraged companies that stand to benefit in the early stages of a new cycle.

During the six months ended December 31, 2023, Heartland Value Plus Fund Investor Class returned 1.6%, trailing the 11.9% gains for the Russell 2000® Small-Cap Value Index Investor Class. For the full year, the Fund was up 1.8%, outpaced by the 14.7% performance for the benchmark.

That underperformance was, in part, driven by our defensive positioning. Value Plus is constructed with low-volatility, low-debt stocks that can withstand challenging economic times. Toward the end of the year, though, high-beta, highly leveraged, early-cycle companies came into favor, as investors grew convinced the economy was on the verge of a soft landing, which could allow the Federal Reserve to cut interest rates aggressively in 2024. Stock selection and our underweight exposure to early cycle parts of the market, such as Financials, also contributed.

Given that euphoria, we have been too defensively positioned. But we also believe this is a phase in the cycle where the market is pleading with contrarians to capitulate to current perspectives.

We made some modest pivots during the period, including aligning sector allocations more closely to benchmark weightings where possible. In a market rewarding high-beta stocks when the Fund has little of that exposure, we have also been looking to add beta—but only when it overlaps with our 10 Principles of Value InvestingTM, which require us to look for well-managed, financially strong businesses with sound balance sheets trading at attractive prices to help create a margin of safety. Our process can coincide with some higher-octane names, but we remain extremely disciplined when it comes to key considerations such as leverage, financial soundness, and valuations.

An example of a company that we believe adds beta while adhering to our 10 Principles is PotlatchDeltic Corp. (PCH). This REIT, which operates nearly 2.2 million acres of timberland across seven states, has modest leverage relative to its REIT peers and offers a dividend yield of nearly 4%. PCH’s earnings are tied to lumber prices, which fell as interest rates rose earlier in 2023 but have yet to bounce back after rates began to drop late in the year. We believe the stock is currently trading at a material discount to net asset value (NAV) and earnings could revert higher if lumber prices rise with lower rates.

The company is also undergoing self-help improvements. PCH acquired the timberland company CatchMark Timber Trust (CTT) mid 2022 and is in the process of optimizing CTT’s assets and operations. For instance, PCH will stratify the CTT assets, parsing out acres that could be used for residential and commercial use while accelerating the harvest as CTT’s forests are overly mature. We believe these efforts should help unlock value and grow NAV at PCH.

Without question, this has been a challenging period for our Fund. While we can’t completely ignore the current environment—even if we disagree with some core economic assumptions—we have to stay true to ourselves and our process. That’s why we remain committed to our 10 Principles, which are non-negotiable elements we look for in any investment under consideration.

CFA® is a registered trademark owned by the CFA Institute.

FUND SUMMARY

Average Annual Total Returns as of December 31, 2023	Inception Date	One Year	Three Years	Five Years	Ten Years	Fifteen Years	Twenty Years	Twenty-Five Years	Since Inception
Investor Class (HRVIX)	10/26/93	1.83%	6.51%	11.39%	5.24%	9.36%	7.73%	8.77%	9.59%
Institutional Class (HNVIX)	5/1/08	2.11%	6.76%	11.66%	5.48%	9.63%	7.94%	8.94%	9.73%
Russell 2000® Value Index	–	14.65%	7.94%	10.00%	6.76%	10.27%	7.68%	8.58%	9.34%

Index Source: FactSet Research Systems, Inc., and Russell®.

In the prospectus dated 5/1/23, the Gross Fund Operating Expenses for the Investor and Institutional Class are 1.22% and 1.01%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ Net Annual Operating Expenses at a ratio not to exceed 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers and/or reimbursements, total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to its initial offering is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION —

10/26/93 — INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector and Industry classifications are sourced from GICS®. The Global Industry Classification Standard (GICS®) is the exclusive intellectual property of MSCI Inc. (“MSCI”) and S&P Global Market Intelligence (“S&P”). Neither MSCI, S&P, their affiliates, nor any of their third party providers (“GICS Parties”) makes any representations or warranties, express or implied, with respect to GICS or the results to be obtained by the use thereof, and expressly disclaims all warranties, including warranties of accuracy, completeness, merchantability, and fitness for a particular purpose. The GICS Parties shall not have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of such damages.

INVESTMENT GOAL

The Fund seeks long-term capital appreciation and modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture the long-term capital appreciation of small-cap stocks, while potentially mitigating volatility by focusing on dividend-paying companies. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value InvestingTM, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests in small companies that are generally less liquid and more volatile than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 70) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO STATISTICS

Number of holdings (excludes cash equivalents)	46
Net assets	$390.2 mil.
NAV (Investor Class)	$37.02
NAV (Institutional Class)	$36.73
Median market cap	$2.3 bil.
Weighted average market cap	$2.8 bil.

TOP TEN HOLDINGS — % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Texas Capital Bancshares, Inc.	4.6%
Carter's, Inc.	4.4
PotlatchDeltic Corp.	4.1
Seacoast Banking Corp. of Florida	4.1
Artisan Partners Asset Management, Inc.	4.0
The Hanover Insurance Group, Inc.	3.7
HealthStream, Inc.	3.6
Haemonetics Corp.	3.3
Royal Gold, Inc.	3.3
Park Aerospace Corp.	3.2

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 12/31/2023.

PORTFOLIO MANAGEMENT TEAM	Bill J. Nasgovitz Will R. Nasgovitz

MANAGEMENT REPORT

“We are not excited about owning the S&P 500 at a market weight. It is dominated today by seven stocks that are correlated with each other, and they are all super expensive as a starting point.”

—Lisa Shalett, CIO Morgan Stanley Wealth Management

As long-term fans of small caps, we couldn’t agree more with Lisa Shalett of Morgan Stanley Wealth Management. Heartland’s love and focus for more than 40 years has been researching small- and micro-caps in search of compelling valuations offering potential capital appreciation. Our part of the small cap market is currently trading at a 21% discount to large, marking only the third time since 1980 that our universe has been on sale by this much.

As value investors, we are betting on mean reversion and this disparity closing. That process might have already begun. Since Oct. 27, the Russell 2000® Value Index Investor Class has surged 24.6%, outpacing the S&P 500 as well as the Magnificent 7, the mega-cap tech stocks that accounted for much of the broad market’s gains in 2023.

For 2023, the Heartland Value Fund Investor Class outperformed, up 17.1% versus 14.7% for the Russell 2000® Value Index, driven almost entirely by stock selection. For the six months ended December 31, 2023, the Fund returned 10.5%, trailing the 11.9% gains for the benchmark. Part of that is attributable to security selection in addition to the strong rally in early cycle sectors, where we are underweight, toward the end of the year.

What might be the catalyst to keep the small value rally going? Demand, for starters. Ms. Shalett, CIO of $6 trillion in assets, twice the size of the small-cap market, indicates she is fond of small value. Valuations, too, are supportive, with robust free cash flows and 10% earnings yields possible. In Federal Reserve Chairman Powell’s new world of lower interest rates, the Fund priced at only 12X forward earnings looks compelling.

Throughout the year, we’ve done a decent job of taking what the market gives us and waiting for hanging curve balls to come over the plate. A good example is UGI Corporation (UGI), an energy holding company that operates natural gas pipelines and regulated utilities in Pennsylvania and West Virginia while also distributing propane to residential and commercial customers through its AmeriGas and UGI International subsidiaries.

The overhang on UGI’s stock, which was nearly cut in half from February to October, has been the deteriorating EBITDA contributions from AmeriGas. After rolling up this business over the years, the company decided in 2021 to integrate all the acquisitions from a systems, distribution, and call center perspective. Unfortunately, they dropped the ball on execution, as customer retention was poor due to elevated driver turnover and overall poor service levels.

In late August, UGI announced a strategic review to evaluate all options for the business, which includes sticking with the turnaround plan which has showed two quarters of stabilization. CEO Roger Perreault, who led the initial transformation of AmeriGas, also announced he was stepping down. We think his departure is a positive for this undervalued energy company.

When we initiated a position in this company during the period, the stock was trading close to book value and just 7.5X earnings, for an earnings yield of 13.3%. By comparison, pipelines trade at over 16X forward earnings and utilities at 20X. Although UGI’s pipeline and propane businesses are more volatile than a traditional regulated utility, a dividend yield of over 6%, in our view, more than compensates.

We believe an era of money printing and increased deficits are likely to increase demand for the historical storehouse of value, gold, especially if the Federal Reserve reverts to an easy money policy. That’s why we have been fans of hard assets. With the recent pause and potential pivot by the Federal Reserve, it’s worth discussing one of our mining holdings.

Centerra Gold (CGAU), a producer of gold and copper, continues to make progress in increasing production while lowering costs. During the third quarter, the Oksut mine restarted, resulting in earnings per share of $0.20 while throwing off cash flow in excess of $100 million. Centerra remains debt free with cash soaring to $492 million, or $2.28 per share. A new management team is focused on optimizing a diverse portfolio of assets, including a strategy to boost the value of its molybdenum business for eventual sale. With an admirable balance sheet, Centerra has the resources to fund an aggressive exploration program in North America, pay a 3.3% dividend, and embark on an 8.5% repurchase of shares outstanding.

Trading below stated book value, approximately 60% of NAV, and less than 3X EV/EBITDA, we believe Centerra remains an outstanding small cap value.

The rebound in small value late in the period is a ray of sunshine. The wide disparity in valuations relative to large caps gives us confidence that a meaningful transition will eventually take place, whether today’s rally is it or not. In the meantime, we remain focused on investing basics, including fundamental research and price awareness. We set multiple price targets for every stock we own (or consider owning) to reflect both good and bad scenarios to prevent us from blindly chasing (or hanging onto) positions. This enables us to stay true to our 10 Principles of Value InvestingTM, which demand paying low prices relative to earnings, cash flow, and intrinsic value to help create a margin of safety.

FUND SUMMARY

Average Annual Total Returns as of December 31, 2023	Inception Date	One Year	Three Years	Five Years	Ten Years	Fifteen Years	Twenty Years	Twenty-Five Years	Since Inception
Investor Class (HRTVX)	12/28/84	17.13%	8.69%	11.37%	5.61%	10.10%	6.38%	8.97%	11.10%
Institutional Class (HNTVX)	5/1/08	17.31%	8.83%	11.53%	5.77%	10.28%	6.53%	9.09%	11.17%
Russell 2000® Value Index	–	14.65%	7.94%	10.00%	6.76%	10.27%	7.68%	8.58%	10.51%

Index Source: FactSet Research Systems, Inc., and Russell®.

In the prospectus dated 5/1/23, the Gross Fund Operating Expenses for the Investor and Institutional Class are 1.09% and 0.98%, respectively.

Past performance does not guarantee future results. Performance for the Institutional Class prior to its initial offering is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION —
12/28/84 — INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector and Industry classifications are sourced from GICS®. The Global Industry Classification Standard (GICS®) is the exclusive intellectual property of MSCI Inc. (“MSCI”) and S&P Global Market Intelligence (“S&P”). Neither MSCI, S&P, their affiliates, nor any of their third party providers (“GICS Parties”) makes any representations or warranties, express or implied, with respect to GICS or the results to be obtained by the use thereof, and expressly disclaims all warranties, including warranties of accuracy, completeness, merchantability, and fitness for a particular purpose. The GICS Parties shall not have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of such damages.

INVESTMENT GOAL

The Fund seeks long-term capital appreciation through investing in small companies.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture long-term capital appreciation by investing in micro- and small-cap companies. The micro- and small-cap segment of the stock market is robust with thousands of publicly traded issues, many of which lack traditional Wall Street research coverage. Thus, we believe this market is often inefficient, mispricing businesses and offering opportunities for fundamental research-minded investors such as Heartland. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value InvestingTM, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests primarily in small companies selected on a value basis. Such securities generally are more volatile and less liquid than those of larger companies. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO STATISTICS

Number of holdings (excludes cash equivalents)	86
Net assets	$706.9 mil.
NAV (Investor Class)	$44.99
NAV (Institutional Class)	$46.19
Median market cap	$1.2 bil.
Weighted average market cap	$2.6 bil.

TOP TEN HOLDINGS — % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Mohawk Industries, Inc.	3.0%
Silicon Motion Technology Corp.	2.6
Texas Capital Bancshares, Inc.	2.5
National Storage Affiliates Trust	2.4
NOV, Inc.	2.3
Perrigo Co. PLC	2.3
Lincoln Educational Services Corp.	2.3
Century Communities, Inc.	2.3
Barrett Business Services, Inc.	2.2
National Fuel Gas Co.	2.1

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 12/31/2023.

SECTOR ALLOCATION — % OF TOTAL INVESTMENTS

The following table summarizes the sector classifications of each of the Heartland Funds as of December 31, 2023. These sectors represent groupings of industry classifications.

	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND
Communication Services	0.4%	2.8%	0.0%
Consumer Discretionary	7.5	7.9	13.0
Consumer Staples	9.6	8.1	2.8
Energy	7.9	8.5	5.6
Financials	14.6	21.4	25.6
Health Care	13.2	9.7	9.5
Industrials	15.0	17.6	14.1
Information Technology	10.5	5.5	6.1
Materials	5.2	8.1	8.8
Real Estate	7.7	7.4	8.9
Utilities	6.6	2.5	4.5
Short-Term Investments	1.8	0.5	1.1
Total	100.0%	100.0%	100.0%

Portfolio holdings, statistics, and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

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HEARTLAND MID CAP VALUE FUND	SCHEDULE OF INVESTMENTS

December 31, 2023

	SHARES	VALUE
COMMON STOCKS (98.4%)
Banks (5.4%)
PNC Financial Services Group, Inc.	45,410	$7,031,738
Popular, Inc.	144,831	11,886,280
Texas Capital Bancshares, Inc.(a)	227,668	14,714,183
		33,632,201
Building Products (0.9%)
A.O. Smith Corp.	72,904	6,010,206

Capital Markets (4.2%)
Northern Trust Corp.	313,160	26,424,441

Chemicals (2.0%)
PPG Industries, Inc.	84,009	12,563,546

Commercial Services & Supplies (2.9%)
Stericycle, Inc.(a)	367,004	18,188,718

Consumer Staples Distribution & Retail (1.8%)
Dollar General Corp.	82,280	11,185,966

Containers & Packaging (3.2%)
Ball Corp.	179,631	10,332,375
Packaging Corp. of America	60,297	9,822,984
		20,155,359
Diversified Consumer Services (1.2%)
Grand Canyon Education, Inc.(a)	56,700	7,486,668

Electric Utilities (6.6%)
Constellation Energy Corp.	74,325	8,687,850
Exelon Corp.	429,808	15,430,107
FirstEnergy Corp.	475,673	17,438,172
		41,556,129
Electronic Equipment, Instruments & Components (1.1%)
TE Connectivity Ltd.	48,436	6,805,258

Energy Equipment & Services (4.7%)
NOV, Inc.	1,443,238	29,268,867

Food Products (5.5%)
Cal-Maine Foods, Inc.	335,931	19,279,080
Ingredion, Inc.	140,500	15,248,465
		34,527,545

	SHARES	VALUE
Ground Transportation (3.9%)
JB Hunt Transport Services, Inc.	121,738	$24,315,948

Health Care Equipment & Supplies (1.1%)
DENTSPLY SIRONA, Inc.	194,584	6,925,245

Health Care Providers & Services (9.2%)
Centene Corp.(a)	366,491	27,197,297
Encompass Health Corp.	86,451	5,768,011
Quest Diagnostics, Inc.	177,951	24,535,884
		57,501,192
Hotels, Restaurants & Leisure (2.5%)
Vail Resorts, Inc.	74,212	15,842,036

Household Durables (1.2%)
Mohawk Industries, Inc.(a)	71,151	7,364,128

Household Products (2.3%)
Kimberly-Clark Corp.	39,468	4,795,757
Spectrum Brands Holdings, Inc.	122,906	9,804,211
		14,599,968
Insurance (5.1%)
First American Financial Corp.	266,132	17,149,546
Markel Group, Inc.(a)	2,059	2,923,574
Old Republic International Corp.	192,200	5,650,680
W R Berkley Corp.	89,522	6,330,996
		32,054,796
Machinery (2.9%)
Kennametal, Inc.	542,820	13,999,328
Middleby Corp. (a)	30,191	4,443,209
		18,442,537
Marine Transportation (1.0%)
Kirby Corp.(a)	78,952	6,196,153

Media (0.4%)
Cable One, Inc.	5,073	2,823,581

Office REITs (1.5%)
Equity Commonwealth	491,033	9,427,834

Oil, Gas & Consumable Fuels (3.2%)
Coterra Energy, Inc.	631,140	16,106,693
Pioneer Natural Resources Co.	17,800	4,002,864
		20,109,557
Pharmaceuticals (3.0%)
Perrigo Co. PLC	577,932	18,597,852

	SHARES	VALUE
Professional Services (2.2%)
Leidos Holdings, Inc.	126,758	$13,720,286

Residential REITs (2.6%)
Essex Property Trust, Inc.	66,827	16,569,086

Semiconductors & Semiconductor Equipment (5.3%)
Micron Technology, Inc.	160,737	13,717,296
Qorvo, Inc.(a)	119,145	13,416,918
Skyworks Solutions, Inc.	56,224	6,320,702
		33,454,916
Software (4.1%)
Teradata Corp.(a)	594,431	25,863,693

Specialized REITs (3.6%)
Public Storage	73,271	22,347,655

Specialty Retail (2.6%)
CarMax, Inc.(a)	210,957	16,188,840

Trading Companies & Distributors (1.2%)
Watsco, Inc.	17,171	7,357,258

TOTAL COMMON STOCKS
(Cost $542,415,780)		$617,507,465

	INTEREST	PAR
	RATE	AMOUNT	VALUE
SHORT-TERM INVESTMENTS (1.8%)
Time Deposits (1.8%)
JPM Chase (New York)(b)	4.68%	$11,315,628	$11,315,628
TOTAL SHORT-TERM INVESTMENTS
(Cost $11,315,628)			$11,315,628
TOTAL INVESTMENTS - (100.2%)
(Cost $553,731,408)			$628,823,093
OTHER ASSETS AND LIABILITIES, NET - (-0.2%)			(1,232,373)
TOTAL NET ASSETS - (100.0%)			$627,590,720

The accompanying Notes to Financial Statements are an integral part of these Statements.
10	www.heartlandadvisors.com

HEARTLAND VALUE PLUS FUND	SCHEDULE OF INVESTMENTS

December 31, 2023

	SHARES	VALUE
COMMON STOCKS (99.0%)
Aerospace & Defense (3.2%)
Park Aerospace Corp.	855,000	$12,568,500

Banks (13.7%)
FB Financial Corp.	250,000	9,962,500
Glacier Bancorp, Inc.	235,000	9,710,200
Seacoast Banking Corp. of Florida	560,000	15,937,600
Texas Capital Bancshares, Inc.(a)	275,000	17,773,250
		53,383,550
Capital Markets (4.0%)
Artisan Partners Asset Management, Inc. (Class A)	350,000	15,463,000

Chemicals (3.1%)
American Vanguard Corp.	500,000	5,485,000
Sensient Technologies Corp.	100,000	6,600,000
		12,085,000
Commercial Services & Supplies (5.5%)
Brady Corp. (Class A)	50,000	2,934,500
CoreCivic, Inc.(a)	200,000	2,906,000
Healthcare Services Group, Inc.(a)	550,000	5,703,500
Stericycle, Inc.(a)	200,000	9,912,000
		21,456,000
Construction & Engineering (2.9%)
Granite Construction, Inc.	225,000	11,443,500

Diversified Telecommunication Services (2.7%)
ATN International, Inc.	275,000	10,716,750

Electric Utilities (2.5%)
Portland General Electric Co.	225,000	9,751,500

Electronic Equipment, Instruments & Components (5.3%)
CTS Corp.	200,000	8,748,000
Knowles Corp.(a)	475,000	8,507,250
Methode Electronics, Inc.	150,000	3,409,500
		20,664,750
Energy Equipment & Services (2.8%)
ChampionX Corp.	50,000	1,460,500
Dril-Quip, Inc.(a)	400,000	9,308,000
		10,768,500
Food Products (2.6%)
Tootsie Roll Industries, Inc.	100,000	3,324,000
TreeHouse Foods, Inc.(a)	165,000	6,839,250
		10,163,250

	SHARES	VALUE
Ground Transportation (1.3%)
Heartland Express, Inc.	350,000	$4,991,000

Health Care Equipment & Supplies (6.0%)
AngioDynamics, Inc.(a)	275,000	2,156,000
Avanos Medical, Inc.(a)	375,000	8,411,250
Haemonetics Corp.(a)	150,000	12,826,500
		23,393,750
Health Care Technology (3.6%)
HealthStream, Inc.	525,000	14,190,750

Hotels, Restaurants & Leisure (1.7%)
Bloomin' Brands, Inc.	235,000	6,615,250

Household Durables (0.7%)
MDC Holdings, Inc.	50,000	2,762,500

Household Products (5.5%)
Oil-Dri Corp. of America	141,663	9,502,754
Reynolds Consumer Products, Inc.	100,000	2,684,000
Spectrum Brands Holdings, Inc.	115,000	9,173,550
		21,360,304
Insurance (3.7%)
The Hanover Insurance Group, Inc.	120,000	14,570,400

Machinery (4.6%)
Astec Industries, Inc.	175,000	6,510,000
Enerpac Tool Group Corp. (Class A)	200,000	6,218,000
Lindsay Corp	40,000	5,166,400
		17,894,400
Metals & Mining (5.0%)
Royal Gold, Inc.	105,000	12,700,800
Schnitzer Steel Industries, Inc. (Class A)	225,000	6,786,000
		19,486,800
Oil, Gas & Consumable Fuels (5.7%)
Comstock Resources, Inc.	1,200,000	10,620,000
Murphy Oil Corp.	270,000	11,518,200
		22,138,200
Semiconductors & Semiconductor Equipment (0.1%)
Kulicke & Soffa Industries, Inc.	10,000	547,200

	SHARES	VALUE
Specialized REITs (7.3%)
Farmland Partners, Inc.	500,000	$6,240,000
Lamar Advertising Co. (Class A)	60,000	6,376,800
PotlatchDeltic Corp.	325,000	15,957,500
		28,574,300
Specialty Retail (1.1%)
Monro, Inc.	140,000	4,107,600

Textiles, Apparel & Luxury Goods (4.4%)
Carter's, Inc.	230,000	17,224,700

TOTAL COMMON STOCKS
(Cost $357,115,884)		$386,321,454

	INTEREST	PAR
	RATE	AMOUNT	VALUE
SHORT-TERM INVESTMENTS (0.5%)
Time Deposits (0.5%)
JPM Chase (New York)(b)	4.68%	$2,018,564	$2,018,564
TOTAL SHORT-TERM INVESTMENTS
(Cost $2,018,564)			$2,018,564
TOTAL INVESTMENTS - (99.5%)
(Cost $359,134,448)			$388,340,018
OTHER ASSETS AND LIABILITIES, NET - (0.5%)			1,826,153
TOTAL NET ASSETS - (100.0%)			$390,166,171

The accompanying Notes to Financial Statements are an integral part of these Statements.
Annual Report | December 31, 2023	11

HEARTLAND VALUE FUND	SCHEDULE OF INVESTMENTS

December 31, 2023

	SHARES	VALUE
COMMON STOCKS (98.9%)
Aerospace & Defense (0.9%)
BWX Technologies, Inc.	80,000	$6,138,400

Automobile Components (1.0%)
Linamar Corp. (CAD)(d)	140,000	6,764,122

Automobiles (1.2%)
Thor Industries, Inc.	70,000	8,277,500

Banks (12.5%)
Associated Banc-Corp	400,000	8,556,000
Canadian Western Bank (CAD)(d)	500,000	11,648,617
Capital City Bank Group, Inc.	500,000	14,715,000
Community Trust Bancorp, Inc.	51,019	2,237,693
First Internet Bancorp	200,000	4,838,000
First Interstate BancSystem, Inc. (Class A)	100,000	3,075,000
Glacier Bancorp, Inc.	200,000	8,264,000
Heritage Financial Corp.	400,000	8,556,000
Texas Capital Bancshares, Inc.(a)	275,000	17,773,250
TriCo Bancshares	200,000	8,594,000
		88,257,560
Beverages (1.6%)
Primo Water Corp.	750,000	11,287,500

Chemicals (2.0%)
FMC Corp.	70,000	4,413,500
Orion SA	350,000	9,705,500
		14,119,000
Commercial Services & Supplies (2.4%)
CECO Environmental Corp.(a)	375,000	7,605,000
Healthcare Services Group, Inc.(a)	536,613	5,564,677
Perma-Fix Environmental Services, Inc.(a)	500,000	3,930,000
		17,099,677
Communications Equipment (1.1%)
AudioCodes, Ltd.	650,000	7,845,500

Construction & Engineering (2.5%)
Northwest Pipe Co.(a)	395,000	11,952,700
Primoris Services Corp.	175,000	5,811,750
		17,764,450

	SHARES	VALUE
Construction Materials (0.9%)
Knife River Corp.(a)	100,000	$6,618,000

Consumer Finance (1.1%)
Ezcorp, Inc. (Class A)(a)	900,000	7,866,000

Containers & Packaging (1.8%)
Westrock Co.	300,000	12,456,000

Diversified Consumer Services (3.2%)
Carriage Services, Inc.	271,846	6,798,869
Lincoln Educational Services Corp.(a),(e)	1,600,000	16,064,000
		22,862,869
Diversified REITs (0.9%)
Alpine Income Property Trust, Inc.	400,000	6,764,000

Electrical Equipment (1.0%)
Thermon Group Holdings, Inc.(a)	225,000	7,328,250

Electronic Equipment, Instruments & Components (1.5%)
Benchmark Electronics, Inc.	300,000	8,292,000
Methode Electronics, Inc.	100,000	2,273,000
		10,565,000
Energy Equipment & Services (2.9%)
Dril-Quip, Inc.(a)	175,000	4,072,250
NOV, Inc.	800,000	16,224,000
		20,296,250
Financial Services (7.7%)
Cantaloupe, Inc.(a)	700,000	5,187,000
Cass Information Systems, Inc.	250,682	11,293,224
EVERTEC, Inc.	90,000	3,684,600
I3 Verticals, Inc. (Class A)(a)	450,000	9,526,500
MGIC Investment Corp.	500,000	9,645,000
Radian Group, Inc.	525,000	14,988,750
		54,325,074
Food Products (1.2%)
Lassonde Industries, Inc. (Class A) (CAD)(d)	10,000	1,058,451
Mama's Creations, Inc.(a)	950,000	4,664,500
SunOpta, Inc.(a)	450,000	2,461,500
		8,184,451
Gas Utilities (3.2%)
National Fuel Gas Co.	300,000	15,051,000
UGI Corp.	300,000	7,380,000
		22,431,000

	SHARES	VALUE
Ground Transportation (0.4%)
Marten Transport, Ltd.	150,000	$3,147,000

Health Care Equipment & Supplies (2.6%)
Accuray, Inc.(a)	2,000,000	5,660,000
Haemonetics Corp.(a)	65,000	5,558,150
Integer Holdings Corp.(a)	75,000	7,431,000
		18,649,150
Health Care Providers & Services (4.0%)
Encompass Health Corp.	200,000	13,344,000
InfuSystem Holdings, Inc.(a)	454,728	4,792,833
Patterson Cos., Inc.	350,000	9,957,500
		28,094,333
Hotels, Restaurants & Leisure (1.5%)
Everi Holdings, Inc.(a)	200,000	2,254,000
Potbelly Corp.(a)	800,000	8,336,000
		10,590,000
Household Durables (5.3%)
Century Communities, Inc.	175,000	15,949,500
Mohawk Industries, Inc.(a)	205,000	21,217,500
		37,167,000
Insurance (4.2%)
International General Insurance Holdings, Ltd.	550,000	7,084,000
Old Republic International Corp.	150,000	4,410,000
Stewart Information Services Corp.	200,000	11,750,000
Tiptree, Inc.	350,000	6,636,000
		29,880,000
Life Sciences Tools & Services (0.6%)
Harvard Bioscience, Inc.(a)	866,467	4,635,598

Machinery (2.4%)
Flowserve Corp.	200,000	8,244,000
Shyft Group, Inc.	200,000	2,444,000
Twin Disc, Inc.	400,000	6,464,000
		17,152,000
Metals & Mining (4.1%)
Centerra Gold, Inc.	1,800,000	10,728,000
Major Drilling Group International, Inc. (CAD)(a)(d)	1,000,000	6,950,681
New Gold, Inc.(a)	3,750,000	5,475,000
Osisko Gold Royalties, Ltd.	400,000	5,712,000
		28,865,681
Oil, Gas & Consumable Fuels (2.8%)
Berry Corp. (Class A)	1,000,000	7,030,000
Viper Energy, Inc.	400,000	12,552,000
		19,582,000
Passenger Airlines (0.5%)
Alaska Air Group, Inc.(a)	100,000	3,907,000

The accompanying Notes to Financial Statements are an integral part of these Statements.
12	www.heartlandadvisors.com

HEARTLAND VALUE FUND	SCHEDULE OF INVESTMENTS

December 31, 2023

	SHARES	VALUE
Pharmaceuticals (2.3%)
Perrigo Co. PLC	500,000	$16,090,000

Professional Services (2.8%)
Barrett Business Services, Inc.	135,000	15,633,000
Hudson Global, Inc.(a),(e)	252,700	3,914,323
		19,547,323
Real Estate Management & Development (2.1%)
Douglas Elliman, Inc.	600,000	1,770,000
Forestar Group, Inc.(a)	400,000	13,228,000
		14,998,000
Residential REITs (2.4%)
BSR Real Estate Investment Trust (CAD)(d)	795,600	9,426,754
UMH Properties, Inc.	500,000	7,660,000
		17,086,754
Semiconductors & Semiconductor Equipment (3.5%)
Photronics, Inc.(a)	200,000	6,274,000
Silicon Motion Technology Corp. (ADR)	300,000	18,381,000
		24,655,000
Specialized REITs (3.4%)
National Storage Affiliates Trust	400,000	16,588,000
PotlatchDeltic Corp.	150,000	7,365,000
		23,953,000
Specialty Retail (0.3%)
Envela Corp.(a)	400,000	1,944,000

Textiles, Apparel & Luxury Goods (0.6%)
Carter's, Inc.	60,000	4,493,400

Trading Companies & Distributors (1.1%)
NOW, Inc.(a)	700,000	7,924,000

Water Utilities (1.4%)
Consolidated Water Co., Ltd.	125,000	4,450,000
Pure Cycle Corp.(a)	500,000	5,235,000
		9,685,000
TOTAL COMMON STOCKS
(Cost $521,363,158)		$699,296,842

	INTEREST	PAR
	RATE	AMOUNT	VALUE
SHORT-TERM INVESTMENTS (1.1%)
Time Deposits (1.1%)
JPM Chase (New York)(b)	4.68%	$7,758,014	$7,758,014
TOTAL SHORT-TERM INVESTMENTS
(Cost $7,758,014)			$7,758,014
TOTAL INVESTMENTS - (100.0%)
(Cost $529,121,172)			$707,054,856
OTHER ASSETS AND LIABILITIES, NET - (0.0%)(c)			(197,254)
TOTAL NET ASSETS - (100.0%)			$706,857,602

The accompanying Notes to Financial Statements are an integral part of these Statements.
Annual Report | December 31, 2023	13

HEARTLAND FUNDS	SCHEDULES OF INVESTMENTS - FOOTNOTES
December 31, 2023

(a)	Non-income producing security. Includes securities which did not pay at least one dividend in the year preceding the date of this statement.
(b)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is the 7-day yield as of December 31, 2023.
(c)	Less than 0.005%.
(d)	Traded in a foreign country.
(e)	Affiliated company. See Note 10 to Notes to Financial Statements.

Common Abbreviations:

ADR	American Depositary Receipt.
Ltd.	Limited.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.

Currency Abbreviations:

CAD	Canadian Dollar

Percentages are stated as a percent of net assets.

Sector and Industry classifications are sourced from GICS®, The Global Industry Classification Standard (GICS®) is the exclusive intellectual property of MSCI Inc. (“MSCI”) and S&P Global Market Intelligence ("S&P"). Neither MSCI, S&P, their affiliates, nor any of their third party providers (“GICS Parties”) makes any representations or warranties, express or implied, with respect to GICS or the results to be obtained by the use thereof, and expressly disclaims all warranties, including warranties of accuracy, completeness, merchantability and fitness for a particular purpose. The GICS Parties shall not have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of such damages.

The accompanying Notes to Financial Statements are an integral part of these Statements.
14	www.heartlandadvisors.com

HEARTLAND FUNDS	STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2023

	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND
ASSETS:
Investments in securities, at cost(a)	$553,731,408	$359,134,448	$529,121,172
Investments in securities, at value	$628,823,093	$388,340,018	$687,076,533
Investments in affiliates, at value (See Note 10)	–	–	19,978,323
Total Investments, at value	628,823,093	388,340,018	707,054,856
Receivable for securities sold	6,634,076	2,080,821	4,709
Accrued dividends and interest	834,493	448,191	687,279
Receivable for capital shares issued	2,957,368	66,871	–
Prepaid expenses	51,620	12,059	12,309
Total Assets	639,300,650	390,947,960	707,759,153
LIABILITIES:
Payable for securities purchased	9,308,647	–	389,933
Payable for capital shares redeemed	2,249,276	571,410	263,681
Accrued expenses
Management fees	64,019	37,705	72,588
Distribution fees - Investor Class	–	8,512
Fund accounting fees	29,217	23,463	39,346
Transfer agency fees	17,429	56,770	65,317
Custody fees	–	5,964	10,354
Audit fees	23,550	23,550	23,550
Legal fees	17,792	10,470	18,267
Printing fees	–	20,208	16,663
Other	–	23,737	1,852
Total Liabilities	11,709,930	781,789	901,551
TOTAL NET ASSETS	$627,590,720	$390,166,171	$706,857,602

NET ASSETS CONSIST OF:
Paid-in capital	$556,200,298	$355,874,904	$525,809,675
Total distributable earnings	71,390,422	34,291,267	181,047,927
TOTAL NET ASSETS	$627,590,720	$390,166,171	$706,857,602

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE:
INVESTOR CLASS:
Net assets	$244,716,128	$246,240,067	$624,176,076
Shares outstanding	17,765,875	6,652,276	13,873,984
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$13.77	$37.02	$44.99
INSTITUTIONAL CLASS:
Net assets	$382,874,592	$143,926,104	$82,681,526
Shares outstanding	27,646,956	3,918,795	1,789,893
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$13.85	$36.73	$46.19

(a)	Includes cost of investments in affiliates of $– for the Mid Cap Value Fund, $- for the Value Plus Fund and $15,885,243 for the Value Fund. See Note 10 in the Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.
Annual Report | December 31, 2023	15

HEARTLAND FUNDS	STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2023

	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND
INVESTMENT INCOME:
Dividends(a)	$9,431,926	$8,297,725	$11,325,139
Interest	278,671	483,602	1,088,401
Foreign taxes withheld	(18,396)	(286)	(256,049)
Total Investment Income	9,692,201	8,781,041	12,157,491

EXPENSES:
Management fees	3,649,852	3,020,483	4,957,419
Distribution fees - Investor Class	478,177	656,406	852,676
Transfer agency fees	508,996	538,107	512,585
Fund accounting fees	151,171	138,188	205,574
Custodian fees	20,218	24,312	42,827
Printing, Postage and communication fees	11,924	5,448	5,406
Legal fees	77,517	69,321	104,082
Registration fees	52,094	29,390	28,365
Directors' fees	104,104	96,556	146,989
Audit and tax fees	22,492	24,752	16,621
Insurance fees	30,990	38,581	56,653
Other expenses	21,271	16,564	31,187
Total Expenses before waivers	5,128,806	4,658,108	6,960,384
Expenses waived by investment advisor (See Note 6)	(415,004)	–	–
Total Expenses after waivers	4,713,802	4,658,108	6,960,384
NET INVESTMENT INCOME	4,978,399	4,122,933	5,197,107

REALIZED & UNREALIZED GAINS (LOSSES) ON INVESTMENTS, AND TRANSLATION OF ASSETS AND LIABILITIES IN FOREIGN CURRENCY
Net realized gains (losses) on:
Investments	7,552,711	9,946,279	40,213,990
Investments - Affiliated securities (See Note 10)	–	–	53,966
Foreign currency translation	–	–	(8,394)
Net change in unrealized appreciation (depreciation) on:
Investments	53,282,268	(9,248,648)	50,331,063
Investments - Affiliated securities (See Note 10)	–	–	9,336,769
Foreign currency translation	–	–	1,139,135
TOTAL REALIZED & UNREALIZED NET GAINS ON INVESTMENTS, AND TRANSLATION OF ASSETS IN FOREIGN CURRENCY	60,834,979	697,631	101,066,529
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$65,813,378	$4,820,564	$106,263,636

(a)	Includes $- received from affiliated issuers held by the Value Fund. See Note 10 in the Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.
16	www.heartlandadvisors.com

HEARTLAND FUNDS	STATEMENTS OF CHANGES IN NET ASSETS

	MID CAP VALUE FUND		VALUE PLUS FUND		VALUE FUND
	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
FROM INVESTMENT OPERATIONS:
Net investment income	$4,978,399	$2,288,859	$4,122,933	$2,646,422	$5,197,107	$2,818,250
Net realized gains	7,552,711	13,334,014	9,946,279	2,656,250	40,259,562	5,533,353
Net change in unrealized appreciation (depreciation)	53,282,268	(24,160,569)	(9,248,648)	(30,014,764)	60,806,967	(83,292,876)
Net increase (decrease) in net assets resulting from operations	65,813,378	(8,537,696)	4,820,564	(24,712,092)	106,263,636	(74,941,273)

DISTRIBUTIONS TO SHAREHOLDERS:
Investor Class	(4,597,374)	(10,850,257)	(3,505,645)	(6,022,695)	(33,639,351)	(16,977,738)
Institutional Class	(8,031,063)	(7,495,651)	(2,435,798)	(4,106,441)	(4,469,646)	(1,802,249)
Total distributions to shareholders	(12,628,437)	(18,345,908)	(5,941,443)	(10,129,136)	(38,108,997)	(18,779,987)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	46,098,125	19,368,233	24,656,400	16,429,781	10,353,640	8,020,563
Dividends reinvested	4,514,195	10,624,103	3,436,209	5,932,882	32,120,792	16,315,469
Value of shares redeemed(a)	(38,321,180)	(30,403,465)	(54,086,999)	(41,597,246)	(59,517,784)	(44,083,777)
Total Investor Class	12,291,140	(411,129)	(25,994,390)	(19,234,583)	(17,043,352)	(19,747,745)
Institutional Class
Proceeds from shares issued	283,456,623	78,440,292	54,413,348	47,514,874	15,696,558	6,385,682
Dividends reinvested	8,019,356	7,438,577	2,230,224	3,647,828	4,359,976	1,727,689
Value of shares redeemed(a)	(80,152,660)	(16,950,884)	(75,737,593)	(49,326,038)	(5,110,037)	(6,668,167)
Total Institutional Class	211,323,319	68,927,985	(19,094,021)	1,836,664	14,946,497	1,445,204
Net increase (decrease) in net assets derived from capital transactions	223,614,459	68,516,856	(45,088,411)	(17,397,919)	(2,096,855)	(18,302,541)

TOTAL INCREASE (DECREASE) IN NET ASSETS	276,799,400	41,633,252	(46,209,290)	(52,239,147)	66,057,784	(112,023,801)
NET ASSETS AT THE BEGINNING OF THE PERIOD	350,791,320	309,158,068	436,375,461	488,614,608	640,799,818	752,823,619
NET ASSETS AT THE END OF THE PERIOD	$627,590,720	$350,791,320	$390,166,171	$436,375,461	$706,857,602	$640,799,818

FUND SHARE TRANSACTIONS
Investor Class
Shares Issued	3,501,846	1,487,673	670,372	445,478	243,694	187,059
Reinvested Shares	326,581	869,403	91,510	163,485	703,940	409,320
Shares Redeemed	(2,949,263)	(2,345,635)	(1,487,440)	(1,136,868)	(1,385,723)	(1,034,473)
Net increase (decrease) resulting from share transactions	879,164	11,441	(725,558)	(527,905)	(438,089)	(438,094)
Institutional Class
Shares Issued	21,705,833	6,045,436	1,471,139	1,299,313	360,951	142,252
Reinvested Shares	576,517	605,254	59,872	101,300	93,062	42,273
Shares Redeemed	(6,029,591)	(1,311,593)	(2,105,013)	(1,348,475)	(116,309)	(159,548)
Net increase (decrease) resulting from share transactions	16,252,759	5,339,097	(574,002)	52,138	337,704	24,977

(a)	Value of shares redeemed includes amounts for early redemption fees. See Note 7 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.
Annual Report | December 31, 2023	17

HEARTLAND FUNDS	FINANCIAL HIGHLIGHTS

	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses)(c)	Total income (loss) from investment operations	Distributions from net investment income	Distributions from net realized gains on investments	Total distributions	Net asset value, end of period
MID CAP VALUE FUND
Investor Class
December 31, 2023	$12.38	$0.12	$1.53	$1.65	$(0.09)	$(0.17)	$(0.26)	$13.77
December 31, 2022	13.47	0.09	(0.50)	(0.41)	(0.07)	(0.61)	(0.68)	12.38
December 31, 2021	13.03	0.14	3.53	3.67	(0.12)	(3.11)	(3.23)	13.47
December 31, 2020	12.24	0.13	0.72	0.85	(0.06)	–	(0.06)	13.03
December 31, 2019	9.99	0.11	2.42	2.53	(0.10)	(0.18)	(0.28)	12.24
Institutional Class
December 31, 2023	$12.44	$0.15	$1.56	$1.71	$(0.13)	$(0.17)	$(0.30)	$13.85
December 31, 2022	13.53	0.13	(0.51)	(0.38)	(0.10)	(0.61)	(0.71)	12.44
December 31, 2021	13.08	0.18	3.54	3.72	(0.16)	(3.11)	(3.27)	13.53
December 31, 2020	12.27	0.17	0.71	0.88	(0.07)	–	(0.07)	13.08
December 31, 2019	10.00	0.15	2.41	2.56	(0.11)	(0.18)	(0.29)	12.27
VALUE PLUS FUND
Investor Class
December 31, 2023	$36.87	$0.32	$0.36	$0.68	$(0.33)	$(0.20)	$(0.53)	$37.02
December 31, 2022	39.68	0.19	(2.17)	(1.98)	(0.17)	(0.66)	(0.83)	36.87
December 31, 2021	39.55	0.31	9.54	9.85	(0.27)	(9.45)	(9.72)	39.68
December 31, 2020	35.48	0.20	4.28	4.48	(0.18)	(0.23)	(0.41)	39.55
December 31, 2019	28.57	0.49	6.94	7.43	(0.52)	–	(0.52)	35.48
Institutional Class
December 31, 2023	$36.58	$0.40	$0.38	$0.78	$(0.43)	$(0.20)	$(0.63)	$36.73
December 31, 2022	39.39	0.28	(2.16)	(1.88)	(0.27)	(0.66)	(0.93)	36.58
December 31, 2021	39.33	0.42	9.48	9.90	(0.39)	(9.45)	(9.84)	39.39
December 31, 2020	35.28	0.27	4.29	4.56	(0.28)	(0.23)	(0.51)	39.33
December 31, 2019	28.41	0.55	6.92	7.47	(0.60)	–	(0.60)	35.28
VALUE FUND
Investor Class
December 31, 2023	$40.55	$0.33	$6.65	$6.98	$(0.33)	$(2.21)	$(2.54)	$44.99
December 31, 2022	46.43	0.17	(4.83)	(4.66)	(0.17)	(1.05)	(1.22)	40.55
December 31, 2021	43.27	0.01	9.41	9.42	(0.07)	(6.19)	(6.26)	46.43
December 31, 2020	38.54	0.08	4.98	5.06	(0.14)	(0.19)	(0.33)	43.27
December 31, 2019	33.70	0.10	5.94	6.04	(0.11)	(1.09)	(1.20)	38.54
Institutional Class
December 31, 2023	$41.58	$0.42	$6.82	$7.24	$(0.42)	$(2.21)	$(2.63)	$46.19
December 31, 2022	47.58	0.23	(4.97)	(4.74)	(0.21)	(1.05)	(1.26)	41.58
December 31, 2021	44.21	0.08	9.62	9.70	(0.14)	(6.19)	(6.33)	47.58
December 31, 2020	39.36	0.13	5.10	5.23	(0.19)	(0.19)	(0.38)	44.21
December 31, 2019	34.40	0.17	6.06	6.23	(0.18)	(1.09)	(1.27)	39.36

The accompanying Notes to Financial Statements are an integral part of these Statements.
18	www.heartlandadvisors.com

HEARTLAND FUNDS	FINANCIAL HIGHLIGHTS

Total Return		Net assets, end of period (in thousands)	Percentage of expenses to average net assets	Percentage of net investment income (loss) to average net assets	Percentage of expenses to average net assets before waivers	Percentage of expenses to average net assets after waivers	Percentage of net investment income (loss) to average net assets before waiver	Percentage of net investment income (loss) to average net assets after waivers	Portfolio turnover rate(d)

13.37	%(e)	$244,716	N/A	N/A	1.17%	1.10%	0.83%	0.90%	84%
(3.01	)(e)	209,035	N/A	N/A	1.16	1.10	0.62	0.68	66
28.12	(e)	227,242	N/A	N/A	1.17	1.10	0.82	0.89	86
6.93	(e)	189,119	N/A	N/A	1.35	1.10	0.96	1.21	68 (f)
25.30	(e)	7,627	N/A	N/A	2.11	1.25	0.12	0.98	62

13.72	%(e)	$382,875	N/A	N/A	0.95%	0.85%	1.03%	1.13%	84%
(2.78	)(e)	141,756	N/A	N/A	1.04	0.85	0.78	0.98	66
28.39	(e)	81,916	N/A	N/A	0.98	0.85	1.04	1.17	86
7.18	(e)	40,960	N/A	N/A	1.20	0.86	1.13	1.47	68 (f)
25.58	(e)	7,320	N/A	N/A	1.86	0.99	0.42	1.30	62

1.83%		$246,240	1.18%	0.87%	N/A	N/A	N/A	N/A	53%
(4.95)		272,008	1.22	0.51	N/A	N/A	N/A	N/A	48
24.85		313,703	1.15	0.64	N/A	N/A	N/A	N/A	58
12.64		269,451	1.23	0.63	N/A	N/A	N/A	N/A	90
26.02		279,737	1.19	1.48	N/A	N/A	N/A	N/A	51

2.11%		$143,926	N/A	N/A	0.92%	0.92%	1.09%	1.09%	53%
(4.75)		164,367	N/A	N/A	1.01	0.99	0.74	0.76	48
25.11		174,912	N/A	N/A	0.92	0.92	0.88	0.88	58
12.93		108,110	N/A	N/A	0.97	0.97	0.84	0.84	90
26.29		64,446	N/A	N/A	0.98	0.98	1.67	1.67	51

17.13%		$624,176	1.07%	0.77%	N/A	N/A	N/A	N/A	43%
(9.99)		580,421	1.09	0.41	N/A	N/A	N/A	N/A	45
21.81		684,923	1.04	0.03	N/A	N/A	N/A	N/A	45
13.14		606,172	1.10	0.22	N/A	N/A	N/A	N/A	49
17.96		598,325	1.10	0.26	N/A	N/A	N/A	N/A	42

17.31%		$82,682	N/A	N/A	0.89%	0.89%	0.95%	0.95%	43%
(9.91)		60,379	N/A	N/A	0.98	0.98	0.52	0.52	45
21.96		67,901	N/A	N/A	0.92	0.92	0.15	0.15	45
13.31		58,060	N/A	N/A	0.95	0.95	0.38	0.38	49
18.14		55,832	N/A	N/A	0.92	0.92	0.43	0.43	42

The accompanying Notes to Financial Statements are an integral part of these Statements.
Annual Report | December 31, 2023	19

HEARTLAND FUNDS	FINANCIAL HIGHLIGHTS

(a)	Redemption fees represent less than $.01 on a per share basis.
(b)	Calculated using the average shares method.
(c)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(d)	Portfolio turnover rate is calculated at the Fund level.
(e)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period.
(f)	For the year ended December 31, 2020, the portfolio turnover calculation excludes the value of securities purchases of $58,658,022 and sold of $36,894,276 in the effort to realign the Mid Cap Value Fund’s portfolio holdings after the reorganization of the ALPS | WMC Research Value Fund into the Mid Cap Value Fund and the value of securities purchased of $2,929,666 and sold of $1,852,981 after the reorganization of the Heartland Select Value Fund into the Mid Cap Value Fund.

The accompanying Notes to Financial Statements are an integral part of these Statements.
20	www.heartlandadvisors.com

HEARTLAND FUNDS	NOTES TO FINANCIAL STATEMENTS
December 31, 2023

1. ORGANIZATION

Heartland Group, Inc. (the “Corporation”) is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended. The capital shares of the Mid Cap Value Fund, Value Plus Fund, and Value Fund (each a “Fund” and collectively, the “Funds”), each of which is a diversified fund, are issued by the Corporation. Each Fund has 150,000,000 shares authorized with a par value of $.001 per share and offers Investor Class and Institutional Class shares. Heartland Advisors, Inc. (the “Advisor”) serves as investment advisor to the Corporation.

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with its vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Corporation.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements. Each Fund is considered an investment company for financial reporting purposes under Generally Accepted Accounting Principles (“GAAP”). The Funds have applied the guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”).

(a)	Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, closing price on the composite market. Lacking any trades, securities are valued at the mean between the most recent quoted bid and asked prices on the principal exchange or market. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange (“NYSE”) or using methods determined by Heartland Advisors, Inc. (the “Advisor”) as the valuation designee of the Board of Directors of the Corporation (the “Board”) in accordance with policies and procedures adopted pursuant to Rule 2a-5 of the 1940 Act. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the Funds’ securities traded on those foreign exchanges. These are generally categorized as Level 2 under GAAP. Debt securities purchased with maturities of 60 days or less are generally valued at acquisition cost, which approximates fair value, plus or minus any amortization or accretion, if applicable. Securities and other assets for which quotations are not readily available, are deemed unreliable, or have facts and circumstances that indicate otherwise, are valued at their fair value using methods determined by the Advisor as valuation designee, subject to oversight of the Board. The Advisor may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which a Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures approved by the Board in accordance with Rule 2a-5 and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities; and prices of similar securities or financial instruments.

(b)	The Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), that are applicable to regulated investment companies (“RICs”) and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly pay no Federal income taxes, and no Federal income tax provision is recorded.

Annual Report | December 31, 2023	21

HEARTLAND FUNDS	NOTES TO FINANCIAL STATEMENTS
December 31, 2023

(c)	Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Funds are declared and paid at least annually. Dividends from the Funds are recorded on ex-date and determined in accordance with tax regulations. Net realized gains on investments, if any, are distributed at least annually. During the fiscal year ended December 31, 2023, the Funds utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. GAAP requires that permanent financial reporting and tax differences be reclassified based on their characterization for federal income tax purposes. Accordingly, at December 31, 2023, the following reclassifications were made to increase (decrease) such amounts:

	TOTAL DISTRIBUTABLE EARNINGS	PAID-IN CAPITAL
MID CAP VALUE FUND	$(2,029,417)	$2,029,417
VALUE PLUS FUND	(2,965,513)	2,965,513
VALUE FUND	(2,366,730)	2,366,730

(d)	For financial reporting purposes, transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is disclosed in the Statements of Operations. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Certain dividends from foreign securities will be recorded as soon as the Corporation is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.

(e)	Investment income and realized and unrealized gains or losses on investments, options, and translation of assets in foreign currency are allocated to each Fund’s share class based on their respective net assets. The Funds and share classes are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among the Funds and respective share classes in proportion to their respective net assets, number of open shareholder accounts, number of funds, or some combination thereof, as applicable.

(f)	The Funds may invest a portion of their assets in Real Estate Investment Trusts (“REITs”) and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code, or its failure to maintain exemption from registration under the 1940 Act. A Fund’s investments in REITs may result in such Fund’s receipt of cash in excess of the REITs’ earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from REITs will reduce the amount of income available to be distributed to Fund shareholders. Income from REITs may not be eligible for treatment as qualified dividend income. As the final character of the distributions may not be known until reported by the REITs on their 1099s, the Funds may utilize an estimate for the current year character of distributions.

(g)	As of December 31, 2023, the Funds were not invested in any illiquid securities as defined pursuant to the Corporation’s Liquidity Risk Management Program (the “LRMP”).

(h)	Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), such as securities issued pursuant to the resale limitations provided under Rule 144A or Regulation S under the Act, may be considered to be liquid under the LRMP. As of December 31, 2023, the Funds did not hold any restricted securities.

(i)	The Funds isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the respective Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at the period end, resulting from changes in the exchange rate. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse political, social, regulatory, and economic developments. Foreign security prices can be affected by exchange rate and foreign currency fluctuations, less publicly available information, and different accounting, auditing, legal, and financial standards. Foreign investments may also be less liquid than investments in U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign securities usually are generally denominated and traded in foreign currencies, while the Funds value assets in U.S. dollars. The exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. As a result, the values of the Funds’ non-U.S. investments will be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

22	www.heartlandadvisors.com

HEARTLAND FUNDS	NOTES TO FINANCIAL STATEMENTS
December 31, 2023

(j)	The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

3. FAIR VALUE MEASUREMENTS

The Funds follow GAAP, under which various inputs are used in determining the value of the Funds’ investments.

The basis of the hierarchy is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access at the measurement date.
Level 2 –	Other significant observable inputs include quoted prices which are not active, quoted prices for similar assets or liabilities in active markets, or inputs other than quoted prices that are observable (either directly or indirectly) for the asset or liability. Includes portfolio securities and other financial instruments lacking any sales referenced in Note 2.
Level 3 –	Significant unobservable prices or inputs (includes the Advisor's own assumptions, as the Board's valuation designee, in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2023:

MID CAP VALUE FUND

INVESTMENTS IN SECURITIES AT VALUE	LEVEL 1 - QUOTED AND UNADJUSTED PRICES	LEVEL 2 - OTHER SIGNIFICANT OBSERVABLE INPUTS(a)	LEVEL 3 - SIGNIFICANT UNOBSERVABLE INPUTS(b)	TOTAL
Common Stocks	$617,507,465	$–	$–	$617,507,465
Short-Term Investments	11,315,628	–	–	11,315,628
Total	$628,823,093	$–	$–	$628,823,093

VALUE PLUS FUND

INVESTMENTS IN SECURITIES AT VALUE	LEVEL 1 - QUOTED AND UNADJUSTED PRICES	LEVEL 2 - OTHER SIGNIFICANT OBSERVABLE INPUTS(a)	LEVEL 3 - SIGNIFICANT UNOBSERVABLE INPUTS(b)	TOTAL
Common Stocks	$386,321,454	$–	$–	$386,321,454
Short-Term Investments	2,018,564	–	–	2,018,564
Total	$388,340,018	$–	$–	$388,340,018

VALUE FUND

INVESTMENTS IN SECURITIES AT VALUE	LEVEL 1 - QUOTED AND UNADJUSTED PRICES	LEVEL 2 - OTHER SIGNIFICANT OBSERVABLE INPUTS(a)	LEVEL 3 - SIGNIFICANT UNOBSERVABLE INPUTS(b)	TOTAL
Common Stocks	$699,296,842	$–	$–	$699,296,842
Short-Term Investments	7,758,014	–	–	7,758,014
Total	$707,054,856	$–	$–	$707,054,856

(a)	For detailed industry descriptions and securities identified as Level 2 within the hierarchy, see the accompanying Schedules of Investments.
(b)	The Funds measure Level 3 activity as of the beginning and end of the financial period. For the year ended December 31, 2023, the Funds did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

4. DERIVATIVE INSTRUMENTS

GAAP requires enhanced disclosure about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance, and cash flows. The Funds may invest in a broad array of financial instruments and securities, the value of which is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate, or a currency. In particular, each Fund may engage in transactions in options, and options on futures contracts (a) to hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it intends to acquire, (b) to manage exposure to changing interest rates (duration management), (c) to enhance total return, or (d) to invest in eligible asset classes with a greater efficiency and lower cost than is possible through direct investment. Each Fund currently qualifies as a "limited derivatives user" under Rule 18f-4 of the 1940 Act and limits its derivatives exposure to 10% of its net assets.

Annual Report | December 31, 2023	23

HEARTLAND FUNDS	NOTES TO FINANCIAL STATEMENTS
December 31, 2023

Options can be highly volatile investments and involve certain risks. These strategies require the ability to anticipate future movements in securities prices, interest rates, currency exchange rates, and other economic factors. Attempts to use such investments may not be successful and could result in reduction of a Fund’s total return. Each Fund could experience losses if the prices of its options positions move in a direction different than anticipated, or if the Fund were unable to close out its positions due to disruptions in the market or lack of liquidity. Over-the-counter options generally involve greater credit and liquidity risks than exchange-traded options. Options traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to a Fund if the other party to the contract defaults.

The Funds’ use of options and other investment techniques for hedging purposes involves the risk that changes in the value of a hedging investment will not match those of the asset or security being hedged. Hedging is the use of one investment to offset the effects of another investment. Imperfect or no correlation of the values of the hedging instrument and the hedged security or asset might occur because of characteristics of the instruments themselves or unrelated factors involving, for example, the markets on which the instruments are traded. As a result, hedging strategies may not always be successful. While hedging strategies can help reduce or eliminate portfolio losses, they can also reduce or eliminate portfolio gains.

Options Contracts

The Funds may enter into options transactions for hedging purposes and will not use these instruments for speculation. Each Fund may write covered put and call options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. Each Fund may also purchase put options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A Fund may enter into closing transactions with respect to such options by writing an option identical to the one it has purchased (for exchange-listed options) or by entering into an offsetting transaction with the counterparty to such option (for OTC options). A Fund may also exercise such options or allow them to expire. During the year ended December 31, 2023, the Funds were not invested in option contracts.

Offsetting Arrangements

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets and liabilities, only following a specified event of default or early termination. There are no derivative financial instruments that are subject to enforceable netting arrangements or other similar agreements as of December 31, 2023.

5. SECURITIES LENDING

The Funds have entered into an agreement with Brown Brothers Harriman & Co. (the “Lending Agent”), dated November 30, 2011, as amended (“Securities Lending Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds. Under the Securities Lending Agreement, the borrowers may pay the Funds negotiated lender fees and the Funds receive cash collateral in an amount equal to not less than 102% of the value of loaned securities. The borrower pays fees at the Funds’ direction to the Lending Agent. Although the risk of lending is generally mitigated by the collateral, the Funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them. The agreement provides the right in the event of default for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency. Under the agreement, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral. As of and for the year ended December 31, 2023, the Funds did not have any securities on loan.

24	www.heartlandadvisors.com

HEARTLAND FUNDS	NOTES TO FINANCIAL STATEMENTS
December 31, 2023

6. INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES

The Corporation entered into an investment advisory agreement with the Advisor to serve as investment advisor and manager to the Funds (the “Advisory Agreement”). The Mid Cap Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets, the Value Plus Fund pays the Advisor a monthly management fee at the annual rate of 0.70% of the average daily net assets, and the Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets.

The Advisor has contractually agreed to waive its management fees and/or reimburse expenses of the Mid Cap Value Fund to ensure that the Fund’s total annual fund operating expenses do not exceed 1.10% of the Fund’s average daily net assets for the Investor Class Shares and 0.85% for the Institutional Class Shares through at least April 5, 2025, and subject thereafter to annual renewal of the agreement by the Board. The operating expense limitation agreement can be terminated only with the consent of the Board. For the year ended December 31, 2023, expenses of $158,150 for Investor Class and $256,854 for Institutional Class were waived by the Advisor. The Advisor may not recoup amounts previously waived or reimbursed.

The Advisor has voluntarily agreed to waive fees and/or reimburse certain expenses with respect to the Institutional Class Shares of the Value Plus Fund, to the extent necessary to maintain the Institutional Class total annual fund operating expenses at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. For the year ended December 31, 2023, expenses of $0 for the Institutional Class Shares of the Value Plus Fund were wavied by the Advisor. The Advisor may not recoup amounts previously waived or reimbursed.

Previously, the Advisor voluntarily waived fees and/or reimburse certain annual expenses with respect to the Institutional Class Shares of the Value Fund, to the extent necessary to maintain the Institutional Class total nanual fund operating expenses at a ratio of 0.99% of average daily net assets. For the year ended December 31, 2023, expenses of $0 for the Institutional Class of the Value Fund were waived by the Advisor. This voluntary waiver/reimbursement was discontinued effective May 1, 2023. The Advisor may not recoup amounts previously waived and reimbursed.

The Corporation has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended (the “Plan”). Pursuant to the Plan, the Investor Class pays the Funds’ distributor, ALPS Distributors, Inc. (the “Distributor”), an amount up to 0.25% of the average daily net assets of the Investor Class Shares of such Fund (limited to actual costs incurred), computed on an annual basis and paid monthly, for distributing Fund shares and providing shareholder services. Any fees paid to the Distributor under the Plan that are not used during a calendar year are reimbursed to the respective Fund’s Investor Class. Institutional Class shares are not subject to 12b-1 fees. During the year ended December 31, 2023, $459,387 of distribution related expenses incurred by the Advisor were reimbursed by fees collected under the Plan. The Advisor and/or Distributor may also contractually commit to pay these fees to other third parties who agree to provide various services to their customers who hold Fund shares. Fees paid pursuant to any such contractual commitment are not subject to reimbursement. The Distributor receives a fee for providing distribution services based on an annual rate of $225,000 for all Funds, plus 1/10 basis point for each Fund’s annual net assets.

Transfer agent, fund accounting and fund administration services are provided by ALPS Fund Services, Inc. (“ALPS”). ALPS is an affiliate of the Distributor. From its own assets, the Advisor may pay retirement plan service providers, brokers, banks, financial advisors, and other financial intermediaries’ fees for providing recordkeeping, sub-accounting, marketing, and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any distribution, administrative, or shareholder servicing fees paid from the Funds’ assets to these financial intermediaries.

Officers and certain directors of the Corporation are also officers and/or directors of the Advisor; however, they receive no compensation from the Funds.

7. EARLY REDEMPTION FEE

To discourage market timing and other short-term trading, certain shares of the Funds that are redeemed or exchanged within 10 days are assessed a 2% fee on the current net asset value of the shares. The fee applies to shares being redeemed or exchanged in the order in which they are purchased, treating shares that have been held the longest in an account as being redeemed first. The fee is retained by the applicable Fund for the benefit of the remaining shareholders. For financial statement purposes, these amounts are included in the Statements of Assets and Liabilities as “paid-in capital”. The Funds retained redemption fees during the year ended December 31, 2023, as follows:

	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND
Investor Class	$7	$1	$8
Institutional Class	3,058	15	0
Total	$3,065	$16	$8

Annual Report | December 31, 2023	25

HEARTLAND FUNDS	NOTES TO FINANCIAL STATEMENTS
December 31, 2023

8. INVESTMENT TRANSACTIONS

During the year ended December 31, 2023, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) are noted below. During the same period, there were no purchases of long-term U.S. Government obligations.

	COST OF PURCHASES	PROCEEDS FROM SALES
MID CAP VALUE FUND	$616,015,960	$407,469,318
VALUE PLUS FUND	220,006,944	267,911,618
VALUE FUND	275,391,796	312,292,958

9. FEDERAL INCOME TAX INFORMATION

The Funds have qualified and intend to qualify as RICs under Subchapter M of the Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains. Passive foreign investment companies, foreign currency, and certain other investments could create book tax differences that may have an impact on the character of each Fund’s distributions.

As of and during the year ended December 31, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities as of December 31, 2023, are displayed in the table below.

				NET APPRECIATION/NET TAX UNREALIZED
	TAX COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	(DEPRECIATION) OF FOREIGN CURRENCY	APPRECIATION/ (DEPRECIATION)
MID CAP VALUE FUND	$556,977,471	$80,291,349	$(8,445,727)	$–	$71,845,622
VALUE PLUS FUND	361,001,717	48,794,662	(21,456,361)	–	27,338,301
VALUE FUND	530,358,832	194,894,998	(18,198,974)	962	176,696,986

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to tax deferral of losses in wash sales. The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2023 is as follows:

	DISTRIBUTIONS PAID FROM
	ORDINARY INCOME	NET LONG-TERM CAPITAL GAIN	TOTAL TAXABLE DISTRIBUTIONS
MID CAP VALUE FUND	$5,313,110	$7,315,327	$12,628,437
VALUE PLUS FUND	3,812,551	2,128,892	5,941,443
VALUE FUND	5,128,898	32,980,099	38,108,997

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2022 is as follows:

	DISTRIBUTIONS PAID FROM
	ORDINARY INCOME	NET LONG-TERM CAPITAL GAIN	TOTAL TAXABLE DISTRIBUTIONS
MID CAP VALUE FUND	$2,168,779	$16,177,129	$18,345,908
VALUE PLUS FUND	2,453,534	7,675,602	10,129,136
VALUE FUND	2,612,233	16,167,754	18,779,987

26	www.heartlandadvisors.com

HEARTLAND FUNDS	NOTES TO FINANCIAL STATEMENTS
December 31, 2023

As of December 31, 2023, the components of distributable earnings (deficit) on a tax basis were as follows:

	OVER/UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN/(LOSS) ON INVESTMENTS	NET UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS	POST-OCTOBER CAPITAL LOSS DEFERRAL	TOTAL
MID CAP VALUE FUND	$–	$3,286,838	$71,845,622	$(3,742,038)	$71,390,422
VALUE PLUS FUND	–	6,952,966	27,338,301	–	34,291,267
VALUE FUND	–	4,350,941	176,696,986	–	181,047,927

The Heartland Mid Cap Value Fund elects to defer to the year ending December 31, 2024, capital loss recognized during the period November 1, 2023 through December 31, 2023 in the amount of $3,742,038.

10. TRANSACTIONS WITH AFFILIATES

The following investments are in companies deemed “affiliated” (as defined in Section 2(a)(3) of the 1940 Act) with the Value Fund; that is, the Fund held 5% or more of their outstanding voting securities during the year ended December 31, 2023. The Mid Cap Value and Value Plus Funds had no transactions with affiliates during the year ended December 31, 2023.

SECURITY NAME	FAIR VALUE AS OF DECEMBER 31, 2022	PURCHASES	SALES	FAIR VALUE AS OF DECEMBER 31, 2023	SHARE BALANCE AS OF DECEMBER 31, 2023	DIVIDENDS	CHANGE IN UNREALIZED GAIN/(LOSS)	REALIZED GAIN/(LOSS)
Hudson Global,Inc.	$5,718,601	$–	$–	$3,914,323	252,700	$–	$(1,804,278)	$–
Lincoln Educational Services Corp.	10,711,500	–	(2,329,603)	16,064,000	1,600,000	–	6,880,383	801,720
Total	$16,430,101	$–	$(2,329,603)	$19,978,323	1,852,700	$–	$5,076,105	$801,720

INVESTMENTS NO LONGER AFFILIATED AS OF DECEMBER 31, 2023
Perma-Fix Environmental Services, Inc.	2,954,610	–	(2,537,520)	3,930,000	500,000	–	4,260,664	(747,754)
Grand Total	$19,384,711	$–	$(4,867,123)	$23,908,323	2,352,700	$–	$9,336,769	$53,966

13. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Annual Report | December 31, 2023	27

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF HEARTLAND GROUP, INC.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Heartland Group, Inc., comprising Heartland Mid Cap Value Fund, Heartland Value Plus Fund, and Heartland Value Fund (the “Funds”), as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2016.

COHEN & COMPANY, LTD.

Cleveland, Ohio

February 14, 2024

FEDERAL INCOME TAX INFORMATION

The Funds hereby designate the following numbers as long-term capital gain distributions.

FUND	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND
Long Term Capital Gains	$ 7,315,325	$ 2,128,892	$ 32,980,099

The above long-term capital gain distributions did not include redemptions to shareholders as distributions of earnings and profit against long term capital gains.

For the calendar year 2023, the following dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs & Growth Tax Relief Act of 2003:

FUND	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND
Qualified Dividend Income	100%	100%	100%

The Funds intend to designate the maximum amount allowed as taxed at a rate of 15%.

The percentage of the total ordinary distributions paid during the calendar year ended December 31, 2023 that qualify for the corporate dividends received deduction for each of the Funds is reported below:

FUND	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND
Dividends Received Deduction	100%	100%	100%

EXPENSE EXAMPLES

As a shareholder of the Heartland Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, 12b-1 fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the six month period and held for the entire six month period from July 1, 2023 through December 31, 2023.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

FUND	BEGINNING ACCOUNT VALUE 7/1/23	ENDING ACCOUNT VALUE 12/31/23	EXPENSES PAID DURING THE PERIOD(a) 7/1/23 - 12/31/23	ANNUALIZED EXPENSE RATIO DURING PERIOD 7/1/23 - 12/31/23
Mid Cap Value Fund - Investor	$1,000.00	$1,049.70	$5.68	1.10%
Mid Cap Value Fund - Institutional	1,000.00	1,051.80	4.40	0.85
Value Plus Fund - Investor	1,000.00	1,015.50	5.94	1.17
Value Plus Fund - Institutional	1,000.00	1,017.00	4.52	0.89
Value Fund - Investor	1,000.00	1,105.40	5.24	1.01
Value Fund - Institutional	1,000.00	1,106.00	4.73	0.91

(a)	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (184) divided by the number of days in the fiscal year (365).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FUND	BEGINNING ACCOUNT VALUE 7/1/23	ENDING ACCOUNT VALUE 12/31/23	EXPENSES PAID DURING THE PERIOD(a) 7/1/23 - 12/31/23	ANNUALIZED EXPENSE RATIO DURING PERIOD 7/1/23 - 12/31/23
Mid Cap Value Fund - Investor	$1,000.00	$1,019.66	$5.60	1.10%
Mid Cap Value Fund - Institutional	1,000.00	1,020.92	4.33	0.85
Value Plus Fund - Investor	1,000.00	1,019.31	5.96	1.17
Value Plus Fund - Institutional	1,000.00	1,020.72	4.53	0.89
Value Fund - Investor	1,000.00	1,020.11	5.14	1.01
Value Fund - Institutional	1,000.00	1,020.62	4.63	0.91

(a)	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (184) divided by the number of days in the fiscal year (365).

OTHER INFORMATION

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities, and a copy of the voting record, is available without charge at www.heartlandadvisors.com and on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or upon request, by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 790 N. Water Street, Suite 1200, Milwaukee, WI 53202. Information regarding how the Corporation voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is also available on the Commission’s website at www.sec.gov or upon request at the phone number listed above.

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Funds also file a complete schedule of portfolio holdings with the Commission for the first and third quarters of the Funds’ fiscal year on Part F of Form N-PORT. Portfolio holdings filed on Form N-PORT become publicly available on the Commission’s website at www.sec.gov within 60 days after the end of that Funds’ fiscal quarter. Schedules of portfolio holdings are also available at www.heartlandadvisors.com, or upon request, without charge by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 790 N. Water Street, Suite 1200, Milwaukee, WI, 53202.

Registration No. 33-11371

1940 Act File No. 811-4982

Filed Pursuant to Rule 497(e)

HEARTLAND GROUP, INC.
Heartland Value Plus Fund
Investor Class Shares (HRVIX)
Institutional Class Shares (HNVIX)

Supplement dated February 12, 2024 to Prospectus, Summary Prospectus and Statement of Additional Information each dated May 1, 2023

Effective February 9, 2024, Andrew J. Fleming is the sole Portfolio Manager of the Heartland Value Plus Fund (the “Fund”) following the resignation of Bradford A. Evans.
Accordingly, all references to Bradford A. Evans as Portfolio Manager of the Fund are removed.

DEFINITIONS AND DISCLOSURES

This report contains forward-looking statements, such as economic predictions and portfolio manager opinions. These statements are subject to risks, uncertainties, and actual developments in the future, and their impact on the Funds could be materially different than those that are projected or implied.

Certain security valuations and forward estimates are based on Heartland Advisors’ calculations. Statements regarding securities are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Such statements represent the portfolio manager’s view when made and are subject to change at any time based on market and other considerations. Any forecasts may not prove to be true. Economic predictions are based on estimates and are subject to change. There is no guarantee that any particular investment strategy will be successful.

Dividends are not guaranteed and a company’s future ability to pay dividends may be limited. A company currently paying dividends may cease paying dividends at any time.

Small-cap and large-cap investment strategies each have their own unique risks and potential for rewards and may not be suitable for all investors. Small-cap investment strategies emphasize the significant growth potential of small companies, however, small-cap securities, are generally more volatile and less liquid than those of larger companies. Large-cap investment strategies emphasize the stability of large companies, however, large-cap securities are more susceptible to momentum investments and may quickly become overpriced or suffer losses.

Sector and Industry classifications are sourced from GICS®. The Global Industry Classification Standard (GICS®) is the exclusive intellectual property of MSCI Inc. (“MSCI”) and S&P Global Market Intelligence (“S&P”). Neither MSCI, S&P, their affiliates, nor any of their third party providers (“GICS Parties”) makes any representations or warranties, express or implied, with respect to GICS or the results to be obtained by the use thereof, and expressly disclaim all warranties, including warranties of accuracy, completeness, merchantability and fitness for a particular purpose. The GICS Parties shall not have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of such damages.

Heartland Advisors defines market cap ranges by the following indices: micro-cap by the Russell Microcap®, small-cap by the Russell 2000®, mid-cap by the Russell Midcap®, large-cap by the Russell Top 200®.

10 Principles of Value InvestingTM consist of the following criteria for selecting securities: (1) catalyst for recognition; (2) low price in relation to earnings; (3) low price in relation to cash flow; (4) low price in relation to book value; (5) financial soundness; (6) positive earnings dynamics; (7) sound business strategy; (8) capable management and insider ownership; (9) value of company; and (10) positive technical analysis.

Beta is a measure of the sensitivity of a portfolio’s rates of return against those of the market. A beta less than 1 indicates volatility less than that of the market.

Book Value is the sum of all of a company’s assets, minus its liabilities.

Bottom-up is an investment approach that de-emphasizes the significance of economic and market cycles. This approach focuses on the analysis of individual stocks and the investor focuses his or her attention on a specific company rather than on the industry in which that company operates or on the economy as a whole.

Cyclical Stocks cover Basic Materials, Capital Goods, Communications, Consumer Cyclical, Energy, Financial, Technology, and Transportation which tend to react to a variety of market conditions that can send them up or down and often relate to business cycles. Defensive Stocks include Health Care, Utilities, and Consumer Staples. These companies usually don’t suffer as much in a market downturn as they relate to basic needs.

Earnings Per Share is the portion of a company’s profit allocated to each outstanding share of common stock.

Earnings Yield is the reciprocal of the price to earnings ratio.

Enterprise Value/Earnings Before Interest, Taxes, Depreciation, and Amortization (EV/EBITDA) Ratio is a financial indicator used to determine the value of a company and is calculated by dividing the entire economic value of the company (enterprise value) by its earnings before interest, taxes, depreciation, and amortization (EBITDA).

Federal Funds Rate is the interest rate at which a depository institution lends funds maintained at the Federal Reserve to another depository institution overnight.

Free Cash Flow is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends. The higher the free cash flow, the stronger the company’s balance sheet.

Inflation Risk is the possibility that the value of assets or income will decrease as inflation shrinks the purchasing power of a currency.

Leverage is the amount of debt used to finance a firm’s assets. A firm with significantly more debt than equity is considered to be highly leveraged.

Margin of Safety is a principle of investing in which an investor only purchases securities when the market price is significantly below its intrinsic value.

Mean Reversion is the theory that interest rates, security prices, or various economic indicators will, over time, return to their long-term averages after a significant short-term move.

NASDAQ is a global electronic marketplace for buying and selling securities, as well as the benchmark index for U.S. technology stocks. NASDAQ was created by the National Association of Securities Dealers (NASD) to enable investors to trade securities on a computerized, speedy and transparent system, and commenced operations on February 8, 1971.

Net Asset Value (NAV) is a mutual fund’s price per share that is calculated by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding.

Net Debt/Total Capital Ratio of a stock is calculated as a company’s interest-bearing liabilities minus cash or cash equivalents divided by its total capital, which is represented by the company’s debt and shareholders’ equity, and includes common stock, preferred stock, minority interest and net debt.

Price/Book Ratio of a company is calculated by dividing the market price of its stock by the company’s per-share book value.

Price/Cash Flow represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations, shows the ability of a business to generate cash, and acts as a gauge of liquidity and solvency.

Price/Earnings Ratio of a stock is calculated by dividing the current price of the stock by its trailing or its forward 12 months’ earnings per share.

Russell 2000® Index includes the 2000 firms from the Russell 3000® Index with the smallest market capitalizations.

Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price/book ratios and lower forecasted growth characteristics.

Russell Microcap® Index measures the performance of the microcap segment of the US equity market. Microcap stocks make up less than 3% of the US equity market (by market cap) and consist of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next smallest eligible securities by market cap.

Russell Midcap® Value Index measures the performance of those Russell Midcap® Index companies with lower price/book ratios and lower forecasted growth characteristics.

Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price/book ratios and lower forecasted growth characteristics. All indices are unmanaged. It is not possible to invest directly in an index.

S&P 500 Index is an index of 500 U.S. stocks chosen for market size, liquidity and industry group representation and is a widely used U.S. equity benchmark.

Treasury Bill (T-Bill) is a short-term debt obligation backed by the U.S. government with a maturity of less than one year. T-bills are sold in denominations of $1,000 up to a maximum purchase of $5 million and commonly have maturities of one month (four weeks), three months (13 weeks) or six months (26 weeks).

Volatility is a statistical measure of the dispersion of returns for a given security or market index which can either be measured by using the standard deviation or variance between returns from that same security or market index. Commonly, the higher the volatility, the riskier the security.

Yield is the income return on an investment.

All indices are unmanaged. It is not possible to invest directly in an index.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indices. Russell® is a trademark of the Frank Russell Investment Group. Data sourced from FactSet: Copyright 2023 FactSet Research Systems Inc., FactSet Fundamentals. All rights reserved.

INFORMATION REGARDING EXECUTIVE OFFICERS AND DIRECTORS

Under applicable law, the Board of Directors is responsible for management of the Corporation and provides broad supervision over its affairs. The Board elects the Officers of the Corporation and hires the Funds’ service providers, including the Funds’ investment advisor, Heartland Advisors, Inc., and distributor of the Funds’ shares, ALPS Distributors, Inc. The Board meets regularly to review, among other items, the Funds’ investments, performance, and expenses. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor and each Fund’s distribution plan and related distribution agreements. The Board also establishes, monitors, and periodically reviews numerous policies and procedures governing the conduct of the Corporation’s business. The policy of the Corporation is that the Chairman and 75% of the members of the Board must be independent directors for purposes of the 1940 Act. The following table presents information about each Director and Officer of the Corporation. The mailing address of the Directors and Officers is 790 North Water Street, Suite 1200, Milwaukee, WI 53202.

INDEPENDENT DIRECTORS:	Position(s) held with the Corporation	Term of office and length of time served(1)	Principal occupations during past five years:	Number of Heartland Funds overseen by Director	Other Directorships held by Director(2)
Dina A. Tantra Date of Birth: 10/69	Chair of the Board Director	Since 1/24 Since 4/22	Co-Chief Executive Officer, Global Rhino, LLC (consulting firm), October 2018 to present; Chief Strategy Officer, CCO Technology, LLC (d/b/a Joot) (consulting and technology firm), February 2019 to January 2023; Executive Vice President, Ultimus Fund Solutions (fund administrator and distributor), August 2017 to September 2018; Managing Director, Foreside Financial Services, LLC (fund administrator and distributor), July 2016 to August 2017; Director and General Counsel, Beacon Hill Fund Services (fund administrator and distributor), February 2008 to July 2016.	3	Trustee, Boston Trust & Walden Funds, August 2021 to present (10 mutual funds); Trustee, Thornburg Income Builder Opportunities Trust, October 2020 to present (1 closed-end fund); Director, Advisers Investment Trust, 2012 to 2017 (16 funds).
Robert A. Rudell Date of Birth: 9/48	Chair of the Board Director	1/06 - 12/23 2/05 - 12/23	Retired; Chief Operating Officer, Zurich Scudder Investments, 1998 to 2002; President, Scudder Retirement Services, 1996 to 1998; employed by IDS/American Express as President in Institutional Retirement Services and other capacities, 1973 to 1996.	3	Director, Optimum Funds, 2003 – 2023 (6 mutual funds).
Dale J. Kent Date of Birth: 11/52	Director and Chair of the Audit Committee	Since 8/03	Vice President-Capital Markets (part-time), Continental Properties Company, since February 2018; Director (part-time) R&R insurance, September 2017 to December 2019; Director (part-time),Continental Properties Company, September 2017 to February 2018; Executive Vice President and Chief Financial Officer, West Bend Mutual Insurance Company, July 2002 to July 2017; Partner, Arthur Andersen, LLP, 1986 to 2002; employed by Arthur Andersen, LLP, in other capacities, 1974 to 1985.	3	None
Ward D. Armstrong Date of Birth: 1/54	Director and Chair of the Nominating and Governance Committee	Since 2/08	Retired; Managing Partner, NorthRock Partners, LLC, October 2013 to July 2015; Managing Director, NorthRock Partners, a Private Wealth Advisory Practice of Ameriprise Financial, February 2010 to October 2013; Senior Vice President, Ameriprise Financial, Inc., November 1984 to May 2007; President, American Express Asset Management, 2002 to 2004; Chairman, Ameriprise Trust Company, November 1996 to May 2007.	3	Trustee, ALPS Series Trust, May 2016 to present (12 registered funds).
Dianna Gonzales-Burdin Date of Birth: 8/61	Director	Since 4/22	Retired; Managing Director and Partner of Strategic Investment Group (a registered investment advisor), December 1991 to March 2021; employed by Barclays Global Investors (f/k/a Wells Fargo Nikko Investment Advisors), in the portfolio implementation and transaction management groups prior to 1991.	3	Director, Optimum Funds, August 2022 to present (6 mutual funds).

INTERESTED DIRECTORS AND OFFICERS:	Position(s) held with the Corporation	Term of office and length of time served(1)	Principal occupations during past five years:	Number of Heartland Funds overseen by Director	Other Directorships held by Director(2)
William (“Will”) R. Nasgovitz(3) Date of Birth: 4/78	Chief Executive Officer President and Director	Since 5/12 Since 1/20	Chief Executive Officer and Portfolio Manager, Heartland Advisors, Inc., since January 2013; Senior Vice President and Portfolio Manager, Heartland Advisors, Inc., since 2012; Director, Heartland Advisors, Inc., since November 2010; Vice President and Portfolio Manager, Heartland Advisors, Inc., 2006 to 2011; Research Analyst, Heartland Advisors, Inc., 2004 to 2006; Research Associate, Heartland Advisors, Inc., 2003 to 2004; Senior Research Associate, Cambridge Associates, LLC 2000 to 2002.	3	N/A
Nicole J. Best Date of Birth: 9/73	Vice President, Treasurer and Principal Accounting Officer	Since 6/11	Chief Administrative Officer, Heartland Advisors, Inc., since June 2015; Senior Vice President and Chief Financial Officer, Heartland Advisors, Inc., since May 2010; Vice President and Secretary, Heartland Group, Inc., May 2010 to June 2011; Senior Vice President, Investor Services and Markets, Brown Brothers Harriman & Co., September 2008 to May 2010; Senior Vice President and Chief Compliance Officer, Heartland Advisors, Inc. and Heartland Group, Inc., November 2005 to August 2008; Senior Vice President and Treasurer, Heartland Advisors, Inc., February 2001 to August 2006; Treasurer and Principal Accounting Officer, Heartland Group, Inc., June 2000 to November 2005. Employed by Heartland Advisors, Inc. in other capacities from 1998 to 2008. Employed by Arthur Andersen, LLP, in other capacities, 1995 to 1998.	N/A	N/A
Vinita K. Paul Date of Birth: 8/79	Vice President Chief Compliance Officer Anti-Money Laundering Officer Secretary	Since 8/08 Since 12/16; 8/08 — 5/16 Since 2/14 Since 4/17	Vice President and General Counsel, Heartland Advisors, Inc., since August 2009; Vice President and Chief Compliance Officer, Heartland Advisors, Inc., August 2008 to May 2016 and since December 2016; Assistant Secretary, Heartland Group, Inc., May 2016 to April 2017; Associate, Quarles & Brady LLP, November 2007 to July 2008; Vice President and Interim General Counsel, The Ziegler Companies, Inc., July 2007 to October 2007; Assistant Secretary, North Track Funds, Inc., December 2006 to October 2007; Assistant Secretary, Ziegler Exchange Traded Trust, December 2006 to October 2007; Vice President and Assistant General Counsel, The Ziegler Companies, Inc., September 2006 to July 2007; Associate, Quarles & Brady LLP, September 2004 to August 2006.	N/A	N/A

(1)	Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Corporation serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the Investment Company Act of 1940.
(2)	Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act of 1940.
(3)	William (“Will”) R. Nasgovitz is considered to be an “interested person” (as defined in the Investment Company Act of 1940) of the Corporation because of his position with the Advisor. Will is the son of William (“Bill”) J. Nasgovitz.

The standing committees of the Corporation’s Board of Directors include an Audit Committee and a Nominating and Governance Committee. Both Committees consist of all the Independent Directors, namely Robert A. Rudell, Dale J. Kent, Ward D. Armstrong, Dianna Gonzales-Burdin, and Dina A. Tantra. Mr. Kent serves as Chair of the Audit Committee, and Mr. Armstrong serves as Chair of the Nominating and Governance Committee. The Board has determined that Mr. Kent is an Audit Committee financial expert.

The Audit Committee is responsible for selecting the independent registered public accounting firm for the Funds and oversees the preparation of each Fund’s financial statements. In this capacity, the Audit Committee meets at least annually with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Funds’ financial statements. The Audit Committee also discusses with the independent registered public accounting firm the systems and operating procedures employed in connection with the preparation of each Fund’s financial statements, and the operation of the Funds’ pricing procedures, as well as the performance and cooperation of those responsible for these functions. The Audit Committee has adopted a written charter. The Audit Committee had four meetings during the twelve months ended December 31, 2023.

The Nominating and Governance Committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. The Nominating and Governance Committee generally accepts recommendations for nominations by shareholders of the Funds made within one year prior to the appointment or election of a Director. The Nominating and Governance Committee has adopted a written charter. The Nominating and Governance Committee had two meetings during the twelve months ended December 31, 2023.

The Funds’ Statement of Additional Information includes additional information about the Directors of the Corporation and is available, without charge, at www.heartlandadvisors.com or upon request, by calling 1-800-432-7856.

Heartland Advisors’ commitment to you:

Striving to achieve superior investment results and outstanding client service

Fundamental Research

We are committed to discovering opportunities through extensive fundamental analysis

Seasoned Investment Team

We leverage our investment team’s decades of experience to uncover out-of-favor, financially sound, and undervalued companies

Consistent and Disciplined Approach

We consistently adhere to our clearly defined, time-tested investment process driven by Heartland’s 10 Principles of Value InvestingTM

An investor should consider the Funds’ investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the Funds’ prospectus. To obtain a prospectus, please call 1-800-432-7856 or visit www.heartlandadvisors.com. Please read the prospectus carefully before investing.

Distributed by ALPS Distributors, Inc.	HLF007104/0225

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.

(c)	During the period covered by the report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d)	During the period covered by the report, no implicit or explicit waivers were made with respect to the provisions of the code of ethics adopted in Item 2(a) above.

(e)	Not applicable.

(f)	The registrant’s code of ethics is attached as Exhibit 13(a)(1) hereto.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	The audit committee financial expert is Dale J. Kent, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The principal accounting fees disclosed below in items 4(a) through 4(d) and 4(g) (“Fees”) for the current fiscal year represent those Fees contractually agreed to between the registrant and principal accountant. However, such Fees could be increased due to overages not anticipated at the time of the engagement by the principal account and/or the registrant. Any changes to the prior fiscal year’s Fees, if any, are a result of such overages not applied to the registrant until after the filing deadline imposed by Form N-CSR.

Audit Fees

(a)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements on behalf of the Funds were $56,250 for the fiscal year ended December 31, 2023 and $56,250 for the fiscal year ended December 31, 2022.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under paragraph (a) of this Item on behalf of the Funds were $0 for the fiscal year ended December 31, 2023 and $0 for the fiscal year ended December 31, 2022.

Tax Fees

(c)	The aggregate fees billed to the registrant for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning on behalf of the Funds were $14,400 for the fiscal year ended December 31, 2023 and $14,400 for the fiscal year ended December 31, 2022.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item on behalf of the Funds were $0 for the fiscal year ended December 31, 2023 and $0 for the fiscal year ended December 31, 2022.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: The Audit Committee of the Funds must pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor's independence. The Chairman of the Audit Committee may pre-approve non-audit services (not to exceed $10,000) to be performed by the Registrants’ principal accountant on an interim basis, subject to ratification by the Audit Committee at its next regularly scheduled meeting.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable
(c)	0%
(d)	Not applicable

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)	The aggregate non-audit fees billed by the Funds’ accountant for services rendered to the registrant, and rendered to the Funds’ investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years on behalf of the Funds were $0 for the fiscal year ended December 31, 2023 and $0 for the fiscal year ended December 31, 2022.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	Schedule of Investments as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEARTLAND GROUP, INC.

By:	/s/ William R. Nasgovitz
William R. Nasgovitz
President and Chief Executive Officer

Date:	February 15, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William R. Nasgovitz
William R. Nasgovitz
President and Chief Executive Officer

Date:	February 15, 2024

By:	/s/ Nicole J. Best
Nicole J. Best
Treasurer and Principal Accounting Officer

Date:	February 15, 2024